Exhibit 4.37

Execution version

CONTRACT OF LEASE

This Contract of Lease (the “Lease”) is made and entered into this 25th day of October 2012, in Sydney, Australia, by and between:

(1)

BELLE CORPORATION, a corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines, with office address at 5th Floor, 2 E-com Center, Mall of Asia Complex, J.W. Diokno Boulevard, Pasay City (the “Lessor”);

(2)	MCE LEISURE (PHILIPPINES) CORPORATION a domestic corporation duly organized and existing under and by virtue of the laws of the Philippines, with office address c/o 21st Floor Philamlife Tower, Paseo de Roxas, Makati, Metro Manila, Philippines (the “Lessee”);

(Each a “Party”, and together, the “Parties”).

RECITALS

(A)	The Lessor is the absolute legal owner of seven (7) parcels of land with a total area of approximately 42,138 square meters located at Aseana Boulevard, Macapagal Avenue, Parañaque City, Philippines covered by Transfer Certificate of Title Nos. 010-2010000878, 010-2010000879, 010-2010000880, 010-2010000881, 010-2010000882, 010-2010000883 and 136452 of the Registry of Deeds of Parañaque City attached hereto as Annexes “A-1”, “A-2”, “A-3” “A-4”, “A-5”, “A-6” and “B-4” (“BBCC Land”).

(B)	On 6 December 2011, the Lessor and the Light Rail Transit Authority (“LRTA”) executed a Deed of Absolute Sale whereby the Lessor sold to the LRTA a portion of the BBCC Land or an area comprising 348 square meters out of the total land area of 1,209 square meters covered by Transfer Certificate of Title No. 010-2010000882 and a portion of the BBCC Land or an area comprising 867 square meters out of the total land area of 1,209 square meters covered by Transfer Certificate of Title No. 010-2010000883 (“LRTA Land”) (the BBCC Land as reduced by the LRTA Land shall be referred to as the “Owned Land”).

(C)	The Lessor leases from the Social Security System (“SSS”) three (3) parcels of land with a total area of approximately 20,218 square meters also located at Aseana Boulevard, Macapagal Avenue, Parañaque City, Philippines (the “SSS Land”) covered by Transfer Certificate of Title Nos. 166290, 166291 and 166292 of the Registry of Deeds of Parañaque City attached hereto as Annexes “B-1”, “B-2”, and “B-3” registered in the name of SSS. Pursuant to the SSS Lease Contract, the Lessor has obtained all necessary approval and/or consent from SSS to lease the SSS Land to the Lessee and the Lessee has the full right and authority to further sub-lease the SSS Land to the Lessee or its designated Affiliate without any restriction.

(D)	The Lessor has constructed on the Land the Phase 1 Building and will construct the Phase 2 Building including future buildings and structures that may be constructed on the Land by the Lessor intended for use in the Project pursuant to the Casino License.

(E)	Copies of the locational plan and technical description of the Land, as certified by the Land Registration Authority, showing the location and boundaries of the Land, is attached hereto as Annex “C.” A map depicting the layout of Land and the Building Structures is attached as Annex “C-1”. The Building Structures have a total gross area of approximately 271,441.04 square meters.

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(F)	On Closing, the Lessee will enter into an agreement with the holders of the Casino License (which includes the Lessor and Lessee) to operate and manage the Project (the “Operating Agreement”).

(G)	The Lessee wishes to lease the Land and Building Structures from the Lessor.

(H)	The Lessor agrees to lease the Land and Building Structures to the Lessee and to permit the Lessee and any of its Affiliates or nominees to use the Land and Building Structures for the purposes of, among other things, operating and maintaining the Project, in each case on the terms of this Lease.

NOW, THEREFORE, the Parties agree and bind themselves as follows:

SECTION 1. DEFINITIONS AND OTHER MATTERS

1.01	Defined Terms

Capitalized terms not otherwise defined in this Lease shall have the same meaning ascribed to such terms in the cooperation agreement between SM Investments Corporation, the Lessor, the Lessee and others dated the date of this Lease (“Cooperation Agreement”).

1.02	Annexes

The following Schedule and Annexes form integral parts of this Lease:

Schedule	Construction

Annex A-1	Transfer Certificate of Title No. 010-2010000878
Annex A-2	Transfer Certificate of Title No. 010-2010000879
Annex A-3	Transfer Certificate of Title No. 010-2010000880
Annex A-4	Transfer Certificate of Title No. 010-2010000881
Annex A-5	Transfer Certificate of Title No. 010-2010000882
Annex A-6	Transfer Certificate of Title No. 010-2010000883

Annex B-1	Transfer Certificate of Title No. 166290
Annex B-2	Transfer Certificate of Title No. 166291
Annex B-3	Transfer Certificate of Title No. 166292
Annex B-4	Transfer Certificate of Title No. 136452
Annex C	Locational Plan and Technical Description
Annex C-1	Layout/Plan of the Land and Building Structures
Annex D	Rental Payment Schedule

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SECTION 2. EFFECTIVENESS

2.01	Effectiveness

Despite anything to the contrary in this Lease, the Lessor and Lessee shall have no rights or obligations under this Lease until, and subject to, Closing.

2.02	Termination

The Lessor and Lessee agree that if the Closing Arrangement Agreement is terminated on or before Closing, this Lease shall automatically terminate without any further action by the Lessor or Lessee.

SECTION 3. LEASED PREMISES AND LEASE PERIOD

3.01	The Leased Premises

(a)	The Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, on the terms of this Lease:

(i)	the land as described in the attached Annexes “A-1” to A-6”, “B-1” to “B-4” and “C”, and as more particularly described in items (b) and (c) below (the “Leased Land”); and

(ii)	the Building Structures, as more particularly described in items (d), (e) and (f) below (the “Leased Buildings”),

hereinafter, the Leased Land and Leased Buildings shall be referred to as the “Leased Premises”.

(b)	Phase 1 of the Leased Land

Transfer Certificate of Title No./Lot No.	Area (sq.m.)
TCT No. 010-2010000878 / Lot 1	12,182
TCT No. 010-2010000879 / Lot 2	10,863
TCT No. 010-2010000880 / Lot 3	9,873
TCT No. 010-2010000881 / Lot 4	1,100
TCT No. 010-2010000882 / Lot 5	861
TCT No. 010-2010000883 / Lot 6	423

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(c)	Phase 2 of the Leased Land

Transfer Certificate of Title No./Lot No.	Area (sq.m.)
TCT No. 166290 / Lot 2-A-1	6,964
TCT No. 166291 / Lot 2-A-2	5,804
TCT No. 166292 / Lot 2-A-5	7,450
TCT No. 136452 / Lot 2-A-6	5,621

(d)	Phase 1 Building Non-Gaming Component: being that part of the Phase 1 Building comprised of the following non-gaming components and floor area and shaded in green on Annex C-1:

Component	Phase 1 Building Area
Non-Gaming component	152,361.91

(e)	Phase 1 Building Gaming Component: being that part of the Phase 1 Building, other than the Phase 1 Building Non-Gaming Component specified in Section 3.01(d):

Component	Phase 1 Building Area
Gaming component	20,118.92

(f)	Phase 2 Building: the Phase 2 Building to be constructed on the Leased Land.

(g)	Prior to the registration of this Lease in the Transfer Certificates of Title, the Lessee shall designate, in consultation with PEZA, the apportionment of the Leased Premises between areas used by the Lessee for activities registered with PEZA and activities not registered with PEZA and shall notify the Lessor of that designation, and that notification shall be deemed on and from the date of such notification to be attached to this Lease as Annex E.

3.02	Agreement for lease of Phase 2 Building

The Lessor grants a lease of the Phase 2 Building to the Lessee as follows:

(a)	in the case of that part of the Phase 2 Building shaded in blue in Annex C-1 (“Phase 2 Section 1”), on the First Handover Date;

(b)	in the case of that part of the Phase 2 Building which shaded in yellow in Annex C-1 (“Phase 2 Section 2”), on the Second Handover Date;

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(c)	in the case of that part of the Phase 2 Building which is shaded in red in Annex C-1 (“Phase 2 Section 3”), on the Third Handover Date; and

(d)	in the case of that part of the Phase 2 Building which is shaded in grey in Annex C-1 (“Phase 2 Section 4”), on the Fourth Handover Date,

and the Lessee accepts that grant of lease.

3.03	Lease Period

The lease period shall commence:

(a)	with respect to the Leased Land and the Phase 1 Building, from Closing;

(b)	with respect to Phase 2 Section 1, from the First Handover Date;

(c)	with respect to Phase 2 Section 2, from the Second Handover Date;

(d)	with respect to Phase 2 Section 3, from the Third Handover Date; and

(e)	with respect to Phase 2, Section 4, from the Fourth Handover Date,

and shall continue in force and effect for the duration of the Operating Agreement (such period commencing on Closing and ending on the date specified in this Section being “Lease Period”), unless sooner terminated as provided herein.

3.04	Handover Dates

(a)	The First Handover Date shall be the date on which the Construction Milestone specified in column 2, row 8 of the table in Schedule 3 of the Cooperation Agreement is achieved or deemed to have been achieved in accordance with the Cooperation Agreement.

(b)	The Second Handover Date shall be the date on which the Construction Milestone specified in column 2, row 9 of the table in Schedule 3 of the Cooperation Agreement is achieved or deemed to have been achieved in accordance with the Cooperation Agreement.

(c)	The Third Handover Date shall be the date on which the Construction Milestone specified in column 2, row 10 of the table in Schedule 3 of the Cooperation Agreement is achieved or deemed to have been achieved in accordance with the Cooperation Agreement.

(d)	The Fourth Handover Date shall be the date on which the Construction Milestone specified in column 2, row 11 of the table in Schedule 3 of the Cooperation Agreement is achieved or deemed to have been achieved in accordance with the Cooperation Agreement.

(e)	The Lessor shall secure, on or before the date 20 Business Days after the date of the issuance of the occupancy permit for the Phase 2 Building, the real property tax declaration issued by the applicable Government Authority over the Phase 2 Building and provide the Lessee with a certified true copy thereof.

(f)	Nothing in this Section 3 in any way limits, reduces or affects any of rights the MCE Parties under any Transaction Document (including in respect of any defects in the Land or Building Structures).

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SECTION 4. EXTENT AND USE OF THE LEASED PREMISES

4.01	Use

The Leased Premises shall be used by the Lessee and any of its Affiliates exclusively as a hotel, casino, and resort complex, with retail, entertainment, convention, exhibition, food and beverage services as well as other activities ancillary, related to, or incidental to, the operation of any of the preceding.

4.02	Conduct of Business

(a)	Unless otherwise specified in this Lease or the other Transaction Documents, all Government Approvals which are necessary or appropriate for the conduct of business by the Lessee in the Leased Premises shall be obtained and maintained by the Lessee for the duration of the Lease Period, and all costs and expenses to be incurred in connection with those Government Approvals shall be for the account of the Lessee.

(b)	The Lessor shall reasonably assist the Lessee in securing the necessary Government Approvals in connection with the lease of the Leased Premises.

SECTION 5. RENT AND OTHER PAYMENTS

5.01	Rent Payments

(a)	The Lessee shall pay monthly rent for the Leased Premises in accordance with the amounts specified in Annex “D” as follows:

(i)	with respect to the Leased Land, on and from Closing;

(ii)	with respect to the Phase 1 Building, on and from Closing;

(iii)	with respect to Phase 2 Section 1, from the First Handover Date;

(iv)	with respect to Phase 2 Section 2, from the Second Handover Date;

(v)	with respect to Phase 2 Section 3, from the Third Handover Date; and

(vi)	with respect to Phase 2, Section 4, from the Fourth Handover Date.

(b)	In the case of the Land and Phase 1 Building, on 31 December 2021 and in the case of the Phase 2 Building, on 31 December 2022, the then rent on relevant part of the Leased Premises shall be re-rated and adjusted to the then market rates for similar properties in the area the Project is located based on the expert advice from a third party professional valuer which shall be agreed upon between the Lessee and the Lessor from among Jones Lang LaSalle, Leechiu Philippines, CB Richard Ellis Philippines, and Colliers Jardine Philippines.

(c)	Subsequent years’ rent, after the re-rating and starting from the day following the date specified in Section 5.01(b) for the relevant part of the Leased Premises, will be increased on a yearly basis by the then annual inflation rate as determined by the Philippine National Economic Development Authority or similar agency.

(d)	Despite any other provision of this Lease, the amount of the Deductible and the Management Allowance (as those terms are defined in the Operating Agreement) must not exceed the rent on the Leased Premises.

(e)	Nothing in this Section 5.01 in any way limits, reduces or affects the rights the MCE Parties under any Transaction Documents (including in respect of any defects in the Land and Building Structures

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(f)	The Lessor and Lessee agree that, despite Section 5.01(a), the Lessee may, on notice to the Lessor, such notice to be given no earlier than the date ten (10) Business Days and no later than the date twenty (20) Business Days after the anniversary of the date of entry into this Lease, vary the amount of rent payable in respect of the Phase 1 Building Gaming Component and the Phase 1 Building Non-Gaming Component, provided that the total amount of rent payable in respect of both components is equal to the amount specified in Annex “D” for the Phase 1 Building for the relevant period.

(g)	The Lessor and Lessee agree that, the Lessee may, from time to time, and after consultation with PEZA, notify the Lessor of those parts of the Leased Premises that will be devoted to PEZA registered activities and those parts which will be devoted to non-PEZA registered activities.

5.02	Security Deposit

(a)	The Lessee shall pay to the Lessor on Closing the amount of ₱177,625,217, exclusive of VAT (the “Security Deposit”) to serve as security deposit to be held and applied by the Lessor to answer for any and all damages to the Leased Premises due to the fault of the Lessee, and as security for the return of the Leased Premises in the condition contemplated by this Lease, and for the Lessee’s observance of, and compliance with the terms of this Lease. The Security Deposit shall not be used to offset the rent or other payments due to the Lessor under this Lease.

(b)	The Security Deposit shall be deposited into an interest bearing account in the name of the Lessor.

(c)	The balance of the Security Deposit after deducting (i) the amount of any damage to the Leased Premises due to the fault of the Lessee, (ii) all other amounts that may be payable by the Lessee to the Lessor (except rent) under this Lease and (iii) any amounts owed by the Lessee to any utility company and which remain unpaid as at the date twenty (20) Business Days after the expiration of the Lease Period, unless the same is subject to forfeiture under this Lease, shall be refundable to the Lessee within thirty (30) days from the expiration of the Lease Period and only after the Lessee shall have vacated the Leased Premises.

(d)	The Lessee shall at all times maintain the Security Deposit for the Leased Premises in an amount equal to 2 months rent at the amount specified in Section 5.02(a).

(e)	The Security Deposit shall be forfeited in favor of the Lessor if the Lessor terminates this Lease because of the default of the Lessee.

(f)	The Security Deposit, together with interest thereon, must be returned less any deductions expressly permitted under this Lease to the Lessee if the Lease comes to an end for any reason other than the reason in Section 5.02(e). Interest will accrue on the Security Deposit on daily basis at a rate equal to then prevailing average twelve (12) month time deposit rate for the three largest banks in the Philippines at that time.

5.03	Taxes

(a)	The Lessor shall be responsible for the payment of real property taxes on the Leased Premises and shall provide the Lessee with proof of payment of the real property taxes due on the Leased Premises, within five (5) days from the date the real property taxes fall due or the date of actual payment of such real property taxes, whichever is earlier.

(b)	The Lessor shall, as soon as practicable, provide the Lessee with certified copies of the Registration Agreement between the Lessor and PEZA and the Certificates of Registration and Exemption issued by PEZA to the Lessor as a Tourism Ecozone Developer/Operator indicating the Lessor’s entitlement to a special five percent tax on gross income earned and exemption of payments under this Lease from withholding income tax and VAT on rentals pertaining to [the part of the Leased Premises used for the activities of the Lessee registered with PEZA.

(c)	Documentary Stamp tax and other taxes accruing by reason of execution of this Lease shall be for the account of the Lessee.

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5.04	Manner of Payment

(a)	The Lessee shall pay the monthly rent and the VAT (except with respect to rent corresponding to the Leased Premises used for PEZA-registered activities of the Lessee in advance, within the first five (5) business days of each and every month, without need of notice or demand, to the Lessor or its duly authorized representative at the Lessor’s offices located at the address stated herein or at such other place as the Lessor may nominate, by notice in writing given to the Lessee at least one (1) month in advance of the next rent that will be due.

(b)

Payment of rent shall be made net of the required withholding tax on rent as may be applicable at the rate required by Applicable Laws and regulations. The Lessee shall remit the taxes withheld directly to the BIR. The Lessee shall provide the Lessor with a certificate of creditable tax withheld within three (3) business days from such remittance or on the thirteenth (13th) day of the month following the billing period, whichever is earlier.

(c)	Payment of rent shall be made in the form of telegraphic transfer, cash or in check made payable in the name of “Belle Corporation”. The receipt of a check in payment of the rent shall not produce the effect of payment until the amount thereof is actually received by the Lessor.

(d)	The Lessor, subject to consultation and agreement with Lessee, shall have the right at any time during the Lease Period to designate a different manner of payment of the rent and all payments due under this Lease.

5.05	Association Dues

The Lessee shall pay for association dues imposed by the Aseana Business Park on the Leased Premises during the Lease Period.

5.06	No Liability for CUSA Charges; Maintenance of Leased Buildings by Lessee

(a)	The Lessor shall not charge the Lessee any common usage and service area (“CUSA”) charges in connection with this Lease.

(b)	The Lessee shall be responsible for the maintenance and repair of the Leased Buildings arising from the normal usage of the Leased Buildings in the course of the Lessee conducting the Lessee’s business throughout the duration of the Lease Period, provided that the Lessee shall have the benefit of the product repair and maintenance and/or other warranties under the relevant contracts between the Lessor with third parties.

(c)	As a condition to assuming the maintenance and repair of the Leased Buildings as set forth in Section 5.06, the Lessee shall be furnished with the relevant contracts for its examination and review and the Lessor shall undertake to execute any and all necessary documents or contracts necessary to effect the Lessee’s right to the benefit of product repair and maintenance and/or other warranties between the Lessor and third parties.

(d)	The Lessor shall be responsible for the structural defects, faults and/or omissions relating to the structural design and workmanship and/or the structural integrity of the Leased Buildings and MEPF (mechanical, electrical, plumbing and fire) facilities (including any reinstatement and consequential financial loss caused to the Lessee arising out of any such defects, faults or omissions).

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(e)	If any services provided by the Lessor or enjoyed by the Lessee in conjunction with the Leased Premises malfunctions or fails then:

(i)	the Lessor is liable for any resulting Loss suffered or incurred by the Lessee, its officers, employees or agents; and

(ii)	the Lessee is entitled to terminate this Lease and has a right of abatement (subject to Section 6.08, as applicable) or a right to set-off of rent or other money.

5.07	Abatement of Rent and Lessee’s Contribution

Despite any other Section in this Lease:

(a)	if the Leased Buildings are damaged or destroyed (including as a result of Force Majeure), and the Leased Premises:

(i)	cannot be used by the Lessee, the Lessee is not liable to pay rent or any other money for the period that the Leased Premises cannot be used; or

(ii)	are useable by the Lessee, but the useability is diminished because of the damage or destruction, the Lessee’s liability to pay rent or any other money is reduced in proportion to the reduction in useability; or

(b)	if the Casino License is suspended through no fault of the Lessee, the Lessee is not liable to pay rent or any other money for the period that the Casino License is suspended.

SECTION 6. PUBLIC UTILITIES AND SERVICES

6.01	Water and Electricity

The Lessee shall pay for the cost of all water and electrical power consumed or utilized by the Lessee within the Leased Premises after Closing on or before the applicable due dates for payment of such utilities consumed or utilized provided that the consumption of water and electrical power is separately metered.

6.02	Pest Control

The Lessee shall be responsible for all fees, costs and charges for pest control services obtained by the Lessee in the Leased Premises when such services may be warranted after Closing.

6.03	Other Public Utilities

The Lessee shall pay and discharge all deposits and charges for telephone, facsimile, telecommunications and other public services or utilities obtained by the Lessee and consumed by or supplied to the Lessee in the Leased Premises after Closing.

6.04	Telephone

It shall be the Lessee’s responsibility to arrange with the appropriate telecommunications company for the installation of the Lessee’s telephone requirements. The Lessee shall bear the cost of installing such telephone facilities. The Lessor undertakes to provide any reasonable assistance to cause such installation.

6.05	Government Approvals

All Government Approvals (except for Government Approvals to be obtained by the Lessor under Section 4.02(b)) which may be required for the installation and operation of public utilities and facilities as well as other additional fixtures and facilities when so approved by the Lessor, shall be obtained and maintained by the Lessee at its expense, provided that the Lessor shall provide assistance to the Lessee insecuring such Government Approvals. The Lessee shall also be responsible for the payment of all charges, costs, expenses, dues, assessments, levies or taxes which may be imposed in connection with the installation, operation, repair or maintenance of such public utilities and facilities and additional fixtures and facilities. The Lessee shall comply with all the rules, regulations and requirements imposed by the appropriate Government Authority or public utility companies in connection therewith.

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6.06	Elevators

The Lessor shall provide a sufficient number of elevators in the Leased Buildings for the use and automatic operation of the Lessee and its nominees, employees, agents, guests, and clients on a 24 hour basis, seven days a week.

6.07	No Responsibility

The Lessor assumes no responsibility for the inadequacy, quality or interruption in the utilities or services consumed or supplied in or to the Leased Premises by third party providers, except those supplied or caused by the Lessor or any of its Affiliates under this Section 6.

6.08	Abatement of rent in relation to Services

Without limiting any other Section of the Lease or any other Transaction Document, if any Service is inadequate or not fully operational and the inadequacy or non-operation has not been rectified within two days after the date the Lessee serves the Lessor with a notice, then the rent and any other money payable under this Lease by the Lessee to the Lessor will abate from the date which is two (2) Business Days after the date of service of the Lessee’s notice until the Service has been rectified to the satisfaction of the Lessee. For the purposes of this Section, “Service” means any service including any energy, mechanical, ventilation, electrical, lighting, escalators, lifts, heating and cooling, security and alarm, water, drainage and plumbing or other similar services.

6.09	Lessor’s Obligations

The Lessor acknowledges that when anything is required to be done in relation to the Leased Premises which is not expressly the responsibility of the Lessee under this Lease, then such thing must be done promptly by, and at the cost of, the Lessor.

SECTION 7. INTEREST, PENALTY AND

APPLICATION OF PAYMENTS

(a)	The Lessee shall pay the Lessor on any and all amounts due and payable to the Lessor under this Lease which remains unpaid on the date when such payment falls due an interest at the rate of three (3) percent per month. The penalty interest shall be computed from the day after the date payment falls due until payment of the outstanding account is effected in full. Interest and penalty charges shall be computed daily and compounded monthly and shall apply to any and all amounts which remain unpaid on the due date thereof, including, but not limited to unpaid rent and other fixed fees and charges.

(b)	Any amount advanced by the Lessor for and on behalf of the Lessee shall only be made with the Lessee’s prior written consent, such consent not to be unreasonably withheld.

(c)	The payment of interest and penalty charges as provided hereunder shall not be a substitute for and shall be in addition to, the payment of the amount otherwise due hereunder, and shall not prejudice the exercise by the Lessor of any other right or remedy granted to it under this Lease.

(d)	Any payment received by the Lessor shall be applied against the statement of account or billing with the earliest date. In the event that the payment of interest, penalty, rent or other charges is covered by one statement of account, then the payment received by the Lessor shall be applied in the payment of obligations stated therein in the following order of priority: (i) first, against the interest and penalty due, (ii) and finally, against unpaid rent (including VAT, if applicable) and other fixed fees and charges. Should the payment received be insufficient to completely settle any outstanding obligation, whether covered in one statement of account or billing, or otherwise, then subsequent payment(s) to be received from the Lessee shall be applied in the payment of such unpaid amount.

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SECTION 8. ADDITIONAL COVENANTS

8.01	Construction

(a)	The Lessor agrees to comply with the covenants and undertakings, and give the representations and warranties, in the Schedule, Schedule 3 of the Cooperation Agreement and Schedule 6 of the Closing Arrangement Agreement.

(b)	The Lessor will be liable for any Loss suffered or incurred by the Lessee in relation to any breach of Section 8.01(a).

8.02	Lessee’s Additional Covenants

The Lessee agrees that in addition to its other undertakings under this Lease, and unless it has obtained the prior written consent of the Lessor for the performance of an act or deed which is otherwise prohibited under this Lease:

(a)	Load Limitations. The Lessee shall not bring, install, place or suspend any load, apparatus, equipment, article or thing into, upon or at any floor or ceiling or any part of the Leased Premises in excess or in violation of the maximum weight and permitted locations of certain equipment, apparatus, article or thing as determined by the Lessor for the floor of the Leased Premises where the Leased Premises is located. The Lessee shall not permit, suffer or cause any act to be done whereby the maximum allowable voltage capacity of the Leased Premises shall be exceeded.

(b)	Permit to Enter. Upon two (2) Business Days prior written notice, the Lessee shall permit the Lessor and their authorized representatives at reasonable times to enter the Leased Premises for the purpose of inspecting the condition of the Leased Premises or determining the Lessee’s compliance with this Lease. Notwithstanding anything contained to the contrary in this Lease, Lessor agrees that: (i) the Lessee shall have the right to escort the Lessor, its agents, and invitees, while same are in the Leased Premises, (ii) any such entry shall be undertaken in a manner which reasonably minimizes interference with the conduct of business in, and use and enjoyment of, the Leased Premises by the Lessee or any occupant, and (iii) the Lessor visits shall be during normal business hours, unless required by the Lessee to be other than during such normal business hours.

(c)	Surrender of Leased Premises. The Lessee agrees, but without limiting any rights it may have under any Transaction Document, to surrender the Leased Premises at the expiration of the Lease on as “as is” basis, without any delay whatsoever. Despite the preceding sentence, the Lessee shall have the option but not the obligation to remove alterations, additions, improvements, fit outs, furniture, articles and effects of any kind on the Leased Premises at the expiration or termination of the lease.

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8.03	Lessor’s Additional Covenants

(a)	No sale or encumbrance. The Lessor shall not sell, assign, transfer, convey, or except as permitted under the Cooperation Agreement, encumber or create any Encumbrance over the Leased Premises, or grant any rights in favour of any Person, in each case without the prior written consent of the Lessee.

(b)	Compliance with SSS Lease Contract. The Lessor shall not do or fail to do any act which will cause a breach of the terms of the SSS Lease Contract, including the undertaking to complete the construction of the Phase 2 Building within ten (10) years from the commencement of the SSS Lease Contract.

8.04	Sublease

(a)	The Lessee may sublease the Leased Premises to any of its Affiliates on such terms as the Lessee determines upon giving prior written notice to the Lessor.

(b)	The Lessee may sublease or licence any portion of the Leased Premises to third persons in connection with the operations of the Project without the prior written consent of the Lessor.

SECTION 9. REPRESENTATIONS AND WARRANTIES

9.01	Lessor’s Warranties

The Lessor represents, warrants and covenants in favor of the Lessee that at the date of this Lease, Closing, and each day thereafter during the Lease Period:

(a)	it is the absolute legal owner of the Owned Land and will be, on Closing, the registered owner at the Owned Land, in each case free of all Encumbrances (other than the Belle Encumbrances) and third party rights, and has full right, title and interest to grant the lease of the Owned Land to the Lessee;

(b)	it is the absolute and legal owner of the Building Structures free of all Encumbrances (other than the Belle Encumbrances) and third party rights, and has full right, title and interest to grant the lease of the Building Structures to the Lessee;

(c)	it has valid and existing leasehold rights over the SSS Land for the period ending 22 August 2035, is not in breach or has not committed or failed to commit an act which will result in a breach of the SSS Lease Contract and has valid and legal authority and power to lease to the Lessee the SSS Land for the entire duration of the Lease Period;

(d)	the exercise by the Lessee of its rights under Section 8.04, will not cause, or result in, or give rise to a breach of the SSS Lease Contract;

(e)	the sale of the LRTA Land does not affect the design in relation to the Project or the assumptions on which the Project Plan has been prepared;

(f)	the Land has been zoned for commercial use and the use of the Leased Premises for commercial purposes (including as a casino) is expressly allowed under the applicable zoning regulations;

(g)	all real property taxes, assessments or levies due or accruing in connection with the Leased Premises have been paid and updated, and shall be paid for by the Lessor as and when the same shall fall due;

(h)	the exclusive, continued and peaceful possession by the Lessee of the Leased Premises during the entire Lease Period;

Execution version

(i)	it has secured or obtained all the necessary Government Approvals required or necessary to execute, implement, and render effective this Lease;

(j)	the Lessor has provided to the Lessee prior to the date of this Lease true and complete copies of all documents, materials, papers, contracts, agreements, and other information relevant to lease of the Leased Premises and the SSS Lease Contract; and

(k)	it will comply with its obligations under the SSS Lease Contract.

9.02	Mutual Warranties

Each of the Lessor and the Lessee (in this capacity, the “Representing Party”) represents and warrants in favor of the other that:

(a)	the Representing Party has full power, authority, and legal right to execute, deliver, and perform this Lease and has taken all the necessary corporate action to authorize the foregoing;

(b)	this Lease constitutes the legal, valid, and binding obligation of the Representing Party, enforceable in accordance with its terms;

(c)	the execution, delivery, and performance of this Lease do not and will not violate any provision of, or result in a breach of or constitute a default under any law, regulation, or judgment, or violate any agreement binding upon the Representing Party or its property; and

(d)	no representation, warranty, or statement of fact made by the Representing Party in this Lease, and no representation, warranty, or statement of fact made or to be made by the Representing Party in any certificate or written statement furnished or to be furnished to the other party after date hereof as required in this Lease or in connection with the transactions contemplated hereby, contains or shall contain any untrue statement of material fact, or omits or shall omit to state material facts necessary in order to make the statements contained herein and therein not misleading. In executing this Lease, the Representing Party is and shall be acting for its own interest and account, and does not and will not act in representation of any other person.

SECTION 10. INDEMNITIES

10.01	Liability of Lessor

Save for any act or omission of the Lessor, its officers, agents, partners and employees, or except as provided in this or any other Transaction Document, the Lessor shall not be liable or responsible in any circumstance, whether tortious or otherwise, for any damage or disturbance suffered (whether directly or indirectly) by the. Lessee (whether personally or in respect of the Leased Premises or any contents therein) or by any of the Lessee’s employees, clients, customers or any other persons whomsoever. Without limiting the generality of the foregoing of this or any other Transaction Document, the Lessor shall not be liable in respect of any loss, damage or injury sustained by the Lessee or any such other person or any of their properties, caused by or through any accident, event or in any way owing to:

(a)	any seepage, overflow or leakage of water from any pipe, drain or automatic sprinkler system or any part within the Leased Premises or the influx of rain water into the Leased Premises;

(b)	any activity of rats, pests or vermin in the Leased Premises;

(c)	any failure or breakage of glass of or in the Leased Premises;

(d)	a Force Majeure event;

(e)	any escape of fumes, smoke, fire or other substances from anywhere within the Leased Premises;

Execution version

(f)	any escape of electric current from electric wiring or cable situated upon or in any way connected with the Leased Premises or any part thereof, or any vibration from or of any part of the Leased Premises or adjoining or neighboring premises; or

(g)	any act, neglect or default of the Lessee, its sublesees or other lessees of the Leased Premises or of adjoining neighboring premises, or any of its or their respective employees, clients, guests or customers.

10.02	Lessee’s Indemnification

Except to the extent caused or contributed to by the act or omission of the Lessor or any of its Affiliates or any of its or their officers, agents, partners and employees, the Lessee shall indemnify and keep the Lessor fully indemnified against all claims, actions, demands, actions and proceedings whatsoever made against the Lessor by any person (other than any Affiliate of the Lessor) whomsoever arising as a result of or in connection with any loss, damage or injury (i) caused by the negligence of the Lessee or the Lessee’s employees or agents; (ii) occasioned by any work or construction done in or about the Leased Premises by or on behalf of the Lessee; (iii) caused by the Lessee’s use, manner of use, occupancy or possession of the Leased Premises or any condition of the Leased Premises created by the Lessee; (iv) due to a default in the proper performance by the Lessee of the Lessee’s obligations under this Lease, and specifically excluding, except to the extent occasioned by the act or omission of the Lessor, and/or other Philippine Parties and their officers, agents, partners and employees, or due to a breach of any of the Lessor’s obligations under this Lease or (v) caused by the Lessee’s exercise of its self-help rights hereunder. The Lessee shall also be responsible for any loss or damage which may be done to the Leased Premises or any part thereof or to common areas or to any part of the Leased Premises, due to the fault or negligence of the Lessee, its employees, agents, customers, clients or guests.

10.03	Lessor Indemnification

Except to the extent contributed to by the act or omission of the Lessee, its officers, agents, partners and employees, the Lessor shall indemnify and keep the Lessee fully indemnified against all claims, actions, demands, actions and proceedings whatsoever made against the Lessee by any person whomsoever arising as a result of or in connection with any loss, damage or injury (i) caused by the negligence of the Lessor or the Lessor’s employees or agents; (ii) occasioned by any work or construction done in or about the Leased Premises by or on behalf of the Lessor; (iii) due to a default in the performance by the Lessor of the Lessor’s obligations under this Lease.

SECTION 11. FORCE MAJEURE

11.01	Occurrence of Force Majeure

The Lessee shall give the Lessor written notice of any damage caused to the Leased Premises by reason of any event or circumstance (whether arising from natural causes, human agency or otherwise) beyond the control of the Lessee, including (but without prejudice to the generality of the foregoing) acts of God, strikes, riot, civil commotion, acts of terrorism, fire, flood, drought, or war, or any unforeseen cause or event (“Force Majeure”), within five (5) Business Days from the occurrence thereof. If the Leased Premises are rendered inaccessible or destroyed or substantially damaged by Force Majeure, without any fault or omission of the Lessee, its employees, guests, customers or clients, the damage shall be repaired at the expense of the Lessor.

11.02	Termination Due to Force Majeure

(a)	In the event of a Force Majeure and (i) the damage resulting from the Force Majeure renders the Leased Premises totally unfit for use or occupation for more than sixty (60) days, or (ii) the repairs required to render the Leased Premises fit for use and occupation are expected to last for more than ninety (90) days, or (iii) Force Majeure prevents the Lessee from conducting its business or interferes with the operations of the Leased Premises for a period of more than sixty (60 days), then the Lessee shall have the right to terminate this Lease by written notice sent to the Lessor without need of any judicial action within five (5) Business Days after the lapse of the applicable period. Failure to exercise the right to terminate within the said period shall constitute a waiver thereof. The termination of this Lease shall be without prejudice to the rights and remedies of either party against the other under any other Transaction Document or in respect of any claim or liability antecedent to such termination. The obligation to pay rent and other charges or amounts due hereunder shall, except as provided in Section 5.07(a), continue to be in full force until the date of termination as stated in the notice.

Execution version

(b)	In the event, however, of a Force Majeure and (i) the damage resulting from the Force Majeure renders the Leased Premises unfit for use or occupation for sixty (60) days or less, or (ii) the repairs required to render the Leased Premises fit for use or occupation are expected to last for ninety (90) days or less, or (iii) the Lessee fails to exercise the option to terminate this Lease within the five-day period specified in Section 11.02(a), or (iv) Force Majeure prevents the Lessee from conducting its business or interferes with the operations of the Leased Premises for a period of sixty (60) days or less, all obligations of the Lessee as provided hereunder shall remain in full force and effect, provided however that Section 5.07(a) shall apply and there shall be no obligation to pay any amounts to PLAI under the Operating Agreement during such period.

SECTION 12. TERMINATION AND SUSPENSION

12.01	Events Giving Rise to Default and Termination by the Lessor

The Lessor shall have the right to terminate this Lease upon the occurrence of any of the following events only:

(a)	the Lessee fails to pay the rent or any other amount due hereunder within sixty (60) days of the rent or any other amount being due, and such amount cannot be recovered from the Security Deposit (if applicable); or

(b)	the Lessee fails to substantially observe or perform any of the material covenants of this Lease and has not remedied its breach of the material covenant, to the reasonable satisfaction of the Lessor, within sixty (60) days (and other responsible period of time having regard to the breach) of receiving notice from the Lessor of the breach.

12.02	Events Giving Rise to Default and Termination by the Lessee

Without limiting any rights the Lessee has under this Lease, the Lessee shall have the right to terminate this Lease if the Lessor fails to substantially observe or perform any of the material covenants of this Lease and has not remedied its breach of the material covenant, to the reasonable satisfaction of the Lessee, within sixty (60) days of receiving notice from the Lessee of the breach.

12.03	Other events Giving Rise to Default and Termination

The Lessor and Lessee shall each have the right to terminate this Lease upon the Cooperation Agreement or the Operating Agreement being terminated pursuant to their respective provisions.

12.04	Consequences of Termination

If this Lease is terminated:

(a)	the Parties shall be entitled to exercise whatever remedies they have under the Cooperation Agreement only;

Execution version

(b)	none of the Parties shall be entitled to damages or any other remedy for any Losses suffered or incurred by the other Party under this Lease in the event of termination (including arising out of, or relating to, the events giving rise to the right of termination); and

(c)	without limiting its rights under this Lease or the Cooperation Agreement, the Lessee shall have the right to remove all of its personal property, inventory, equipment, furniture and trade fixtures from the Leased Premises without interference from the Lessor.

12.05	Suspension

The Parties agree that, if Sections 18.01(h), 18.02(c) or 18.03(d) of the Cooperation Agreement apply, the rights of the Lessor to rent will be abated in accordance with those Sections.

12.06	Survival

This Section 12 survives termination.

SECTION 13. OTHER PROVISIONS

13.01	Encumbrances

(a)	The Lessor consents to the creation by the Lessee of such Encumbrances over the Lease as may be required by the Lessee or any of its Affiliates in connection with any financing or loan facility to be obtained by the MCE Parties in connection with the Project (including from BDO, Unibank Inc (“BDO”)).

(b)	The Lessor agrees to do all things reasonably required by the Lessee (including execute any document and deliver any notice) in connection with the creation by the Lessee of any Encumbrance over the Lease or the enforcement of any rights under such Encumbrance.

(c)	The Lessor irrevocably consents to the entry into the Non-Disturbance Undertaking by all of the parties to that document.

13.02	Successors and Assigns

(a)	This Lease shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(b)	The Lessee may assign any of its rights under this Lease to any Person in connection with the financing or any loan facility to be obtained by the Lessee or any of its Affiliates in connection with the Project (including from BDO).

(c)	Except as expressly permitted under this Lease, no party may assign, transfer or otherwise deal with its rights under this Lease or allow any interest in them to arise or be varied without the consent of the other Parties.

13.03	Expropriation

In the event that the Leased Premises or any part of the Leased Premises is expropriated during the period of this Lease by any Government Authority, then without limiting any rights the Lessee may have under the Cooperation Agreement, the Lessee shall be entitled to terminate this Lease.

Execution version

13.04	Non-Waiver

The failure of any party to insist upon a strict performance of any of the terms, conditions and covenants hereof shall not be deemed a relinquishment or waiver of such terms, conditions or covenants, granted to such party, nor shall it be construed as a condonation of any subsequent breach or default of the terms, conditions and covenants hereof, which terms, conditions and covenants shall continue to be in full force and effect.

13.05	Notice

(a)	All communications and notices under this Lease shall be in writing and shall be personally delivered or transmitted via electronic mail or facsimile transmission or postage prepaid registered mail, addressed to the relevant Party at the addresses set forth below or such other address, contact details or contact persons as shall be designated by a Party in a written notice to the other Party:

Belle Corporation

5th Floor, 2 E-com Center, Mall of Asia Complex

J.W. Diokno Boulevard, Pasay City

Philippines

Attention:		Mr. Armin B. Raquel-Santos
Deputy Head
Telephone No.	:	+63 2 857-0100 local 1508
Facsimile No.	:	+63 2 857-0140
Email Address:		armin.raquel-santos@sminvestments.com

MCE Leisure (Philippines) Corporation

c/- Melco Crown Entertainment Limited

Level 36, The Centrium

60 Wyndham Street, Central

Hong Kong

Attention:	Ms Stephanie Cheung
Chief Legal Officer, Melco Crown Entertainment
Telephone No.:	+852 2598 3638
Facsimile No.:	+852 2537 3618
Email Address: scheung@melco-crown.com

Execution version

(b)	All notices shall be deemed duly given (i) on the date of receipt, if personally delivered, (ii) seven (7) days after posting, if by registered mail, or (iii) upon receipt of the written confirmation of the electronic mail or facsimile, if by electronic mail or facsimile transmission.

(c)	If a communication is given (i) after 5.00 pm in the place of receipt; or (ii) on a day which is a Saturday, Sunday or bank or public holiday in the place of receipt, it is taken as having been given at 9.00 am on the next day which is not a Saturday, Sunday or bank or public holiday in that place.

(d)	All communications must be given in English.

13.06	Arbitration

(a)	The Lease shall be construed, interpreted and governed by the laws of the Philippines.

(b)	If a dispute (“Dispute”) arises out of or relates to this Lease (including any dispute as to the existence, breach or termination of this Lease or as to any claim in tort, in equity or pursuant to any statute) a Party may only commence arbitration proceedings relating to the Dispute if the procedures set out in this Section 13.06 have been fulfilled.

(c)	A Party claiming the Dispute has arisen under or in relation to this Lease must give written notice (Dispute Notice) to the other parties to the Dispute specifying the nature of the Dispute.

(d)	On receipt of the Dispute Notice by the other Parties, all the parties to the Dispute (Disputing Parties) must endeavour in good faith to resolve the Dispute expeditiously using informal dispute resolution techniques such as mediation, expert evaluation or determination or similar techniques agreed by them.

(e)	In the event that no resolution is reached under Section 13.06(d) within 30 days from the date the Dispute Notice is received by a Party, the Dispute shall be referred to and finally resolved by arbitration in Hong Kong in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules for the time being in force, which rules are deemed to be incorporated by reference in this Section 13.06.

(f)	The Parties agree that the panel of arbitrators has jurisdiction to settle the issue of whether this Lease (or any provision thereof) is void, unenforceable or ineffective.

(g)	The Hong Kong International Arbitration Centre tribunal shall consist of three arbitrators.

(h)	The arbitral proceedings shall be conducted in the English language. The arbitration proceedings shall be strictly confidential.

(i)	The arbitral award shall be final and binding upon the Parties and enforceable by any court having jurisdiction for this purpose.

(j)	By agreeing to arbitration pursuant to this Section 13.06, the Parties do not intend to deprive any court of its jurisdiction to issue an interim injunction or other interim relief in aid of the arbitration proceedings, provided that the Parties agree that they may seek only such relief as is consistent with their agreement to resolve the Dispute by way of arbitration. Without prejudice to such relief that may be granted by a national court, the arbitral tribunal shall have full authority to grant interim or provisional remedies or to order a party to seek modification or vacation of the relief granted by a national court.

(k)	Any dispute that arises under this Lease must be resolved in accordance with this Section 13.06.

(1)	The Parties agree that this Section 13.06 constitutes a separate and independent agreement among them and no claim that this Lease is void, unenforceable or ineffective shall preclude submission of any dispute, controversy or claim to arbitration.

Execution version

13.07	Entire Agreement

Except to the extent provided in the Cooperation Agreement and the Operating Agreement, this Lease constitutes the complete understanding between the parties with respect to the subject matter hereof and supersedes any prior expression of intent, representation or warranty with respect to this transaction. This Lease may be amended but only with an instrument in writing signed by the parties.

13.08	Binding Effect

All the terms, covenants, conditions and provisions of this Lease shall be binding and enforceable upon the parties and their heirs, executors, administrators, principals, successors-in-interest and assigns.

13.09	Severability

If any one or more of the provisions of this Lease is declared invalid or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

Execution version

IN WITNESS WHEREOF, the Parties have caused this Lease to be executed by their duly authorized signatories on the date and at the place first above written.

BELLE CORPORATION
Lessor

By:

MCE LEISURE (PHILIPPINES) CORPORATION
Lessee

By:

SIGNED IN THE PRESENCE OF:

MICHAEL VICTOR HENLEY
NOTARY PUBLIC
SYDNEY, N.S.W. AUSTRALIA

MICHAEL VICTOR HENLEY
NOTARY PUBLIC
SYDNEY, N.S.W. AUSTRALIA

7356339/24

Contract of Lease
Page | 20

ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)

)S.S.

BEFORE ME, this 25th day of October 2012 at Sydney, Australia, personally appeared:

Name	Competent Evidence of Identity	Date/Place of Issuance
Belle Corporation represented by:	EB6130282	14 August 2012
Mr Willy N. Ocier		
MCE Leisure (Philippines) Corporation represented by:	KJ 0117765	13 April, 2010 Hong Kong
Chung, Yuk Man		

that have been satisfactorily identified to me to be the same persons who executed the foregoing Lease consisting of 21 pages, including this page, and who acknowledged to me that the same is such persons' true and voluntary act and deed and that of the principals represented.

WITNESS MY HAND AND SEAL at the date and place herein abovementioned.

Doc. No. ____;

Page No. ____;

Book No. ____;

Series of 2012.

7356339/24

Contract of Lease

Page | 21

SCHEDULE

CONSTRUCTION

(a)	The Lessor warrants that the Building Structure:

(i)	has been and will be (as applicable) designed, constructed and completed in accordance with the Cooperation Agreement;

(ii)	as they are completed, are or will be suitable or adequate for the Lessee’s purposes as contemplated by the Project Plan and Project Implementation Plan (as applicable); and

(iii)	will be completed by the dates specified in Appendix F of the Master Programme of the Project Plan;

(b)	The Lessor represents and warrants that:

(i)	the Building Structures are not subject to any material defect or other thing which will or might materially decrease their ability to be used in the Project;

(i)	each Government Approval and every development carried out in relation to the Land and Building Structures has been properly obtained and any conditions, requirements, obligations, or restrictions imposed by any Authorisations have been observed and performed;

(ii)	all activities conducted on the Land and the Building Structures have been conducted in accordance with all Applicable Laws.

(iii)	the Lessor has performed all covenants, conditions, agreements, statutory requirements, by-laws, orders and regulations which is binding on it and affecting the Land and the Building Structures and there have been no contraventions of the provisions of those statutes and regulations;

(iv)	the Land and the Building Structures are not the subject of, or affected by any:

1.	dispute, claim, legal proceedings, investigation or inquiry and there are no circumstances that could give rise to any dispute, claim, legal proceedings, investigation or inquiry;

2.	order or other obligation to demolish, alter or reinstate all or part of any improvements comprised in the Land and Building Structures;

3.	notice of any breach or alleged breach of any material covenants, restrictions, conditions, agreements, Applicable Law or other stipulations affecting the land and the Building Structures or its use;

(v)	there are no outstanding orders or notices (requiring work to be done or expenditure made) affecting the Land and the Building Structures and there are no proposals of any local or other authority (involving compulsory acquisition or requisition of otherwise) or any other circumstances known which may result in any such order or notice being made or served or which may otherwise affect the Land and the Building Structures;

(vi)	there are no agreements with any adjoining property owners or Government Authority which adversely affects the use and enjoyment of the Land and the Building Structures;

(vii)	no alterations have made to the Building Structures or other improvements on the Building Structures other than in accordance with any Government Approvals;

(viii)	the Lessor has not received notice in writing from any third party in respect of the Land:

1.	in respect of the compulsory acquisition or resumption or any part of the Land;

2.	asserting that the current use of the Land breaches the requirements of any relevant planning scheme;

3.	which would be likely to have a materially adverse effect on the current use of the Land;

(ix)	there is no Hazardous Material or hazard to the Environment, including asbestos, in, on or affecting any of the Land and Building Structures (including in the groundwater under the Land);

(x)	there is no condition of the Owned Land or the Building Structures which would entitle any person to require the Philippine Parties or SM Subsidiaries to decontaminate or take other remedial action in or around the Owned Land or the Building Structures or to contribute to the costs of doing so;

(xi)	no request or demand has been made on the Philippines Parties or any other person to decontaminate or take other remedial action in relation to the Land and the Buildings or to contribute to the cost of doing so;

(xii)	there are no circumstances which have been or are likely to give rise to a claim in relation to any Hazardous Material or any hazard to the Environment affecting the Land and the Building Structures and there has not been an escape of any Hazardous Material from the Land or the Building Structures;

(xiii)	no complaints have been made by any person alleging that there are or have been hazardous or offensive conditions or conduct in relation to the Environment affecting the Land or the Building Structures; and

(xiv)	the Lessor is not, at the date of this Lease, in receipt of any notice from any Government Authority which:

1.	asserts that any of the Land and Building Structures is in material non- compliance with Environmental Law; or

2.	asserts that it is not complying with any license required under Environmental Law for the operation of the Project as currently carried on.

(c)	The Lessor will be liable to the Lessee for any Loss suffered or incurred by the Lessee in relation to any breach of the warranties set out in this Schedule.

ANNEX A-1 to A-6 and B-4

TRANSFER CERTIFICATES OF TITLE FOR THE LAND

Judicial Form No. 145
(Revised 2009)

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY
Registry of Deeds for Parañaque City

Transfer Certificate of Title

No. 010-2010000878

IT IS HEREBY CERTIFIED *that certain land situated in* BARANGAY OF TAMBO, CITY OF PARAÑAQUE METRO MANILA, ISLAND OF LUZON., *more particularly bounded and described as follows:*

A PARCEL OF LAND (LOT 1 OF THE CONSOLIDATION-SUBDIVISION PLAN PCS-00-013227, BEING A PORTION OF THE CONSOLIDATION OF LOTS 2-A-4, 2-A-7 & 2-A-10, PSD-00-048847, L.R.C. RECORD NO.) SITUATED IN THE BARANGAY OF TAMBO, CITY OF PARAÑAQUE, METRO MANILA ISLAND OF LUZON. BOUNDED ON THE NW., ALONG LINE 1-2 BY LOT 8, PCS-00-006191 (ASEANA BOULEVARD); ON THE SE., ALONG LINE 2-3 BY LOT 6, AND ALONG LINE 3-4 BY LOT 2 BOTH OF THE CONSOLIDATION-SUBDIVISION PLAN; AND ON THE SW., ALONG LINE 4-1 BY LOT 2-A-3, (ROAD), PSD-00-048847 (24.00 M. WIDE). BEGINNING AT *(Continued on next page)*

is registered in accordance with the provision of Section 103 of the Property Registration Decree in the name of

Owner: MANILA BAY PARK DEVELOPERS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY PHILIPPINES LAW

Address: 26/F TEKTITE TOWER I EXCHANGE ROAD ORTIGAS, CENTER, PASIG, METRO MANILA . . .

subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting.

IT IS FURTHER CERTIFIED *that said land was originally registered as follows:*

Patent Type:	Special Patent	Original RD :	PARAÃ±AQUE CITY
Patent Date:	04/29/1992	OCT Date:	07 29 1994
Under Act No.:	-	OCT No:	OCT-289
Volume No:	2	Page No:	89
Original Owner :	P.E.A		

This certificate is a transfer from TRANSFER CERTIFICATE OF TITLE 136450; 136453; 136456(TOTALLY CANCELLED) *by virtue hereof in so far as* the above-described land is concerned.

Entered at Parañaque City, Philippines on the 20th day of APRIL 2010 *at* 02:16pm.

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003851	OR No.	: 1002048240	Requested By :	MITCHIE LEY SALDAÑA
Date : 3/7/2012	OR Date	: Mar. 7 2012		
Time : 5:43:00PM	Amt. Paid	: 1020.85		

L.R.A. 1006482306

Page 1 of 3

Judicial Form No. 109
(Revised 2009)

TCT No.: 010-2010000878
Page No.: 2

TECHNICAL DESCRIPTION *(Continued from Page 1)*

A POINT MARKED "1" ON PLAN, BEING S. 00 DEG. 55'E, 2,135.28 M. FROM BLLM NO. 11, PASAY CAD., THENCE; N. 83 DEG. 45'E., 120.12 M. TO POINT 2; S. 01 DEG. 27'W., 107.33 M. TO POINT 3; S. 86 DEG. 52'W., 113.17 M. TO POINT 4; N. 02 DEG. 08'W., 102.47 M. TO THE POINT OF BEGINNING, CONTAINING AN AREA OF TWELVE THOUSAND ONE HUNDRED EIGHTY TWO (12, 182) SQUARE METERS MORE OR LESS. ALL POINTS REFERRED TO ARE INDICATED ON PLAN MARKED ON THE GROUND BY: P.S. CYL. CONC. MONS. 15 X 40 CM., BEARINGS TRUE DATE OF ORIGINAL SURVEY, NOV. 11-DEC. 5, 1966, THAT OF THE CONSOLIDATION-SUBDIVISION DATE OF SURVEY, FEBRUARY 14, 2010, AND APPROVED ON,

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012000851 OR No. : 1002948249 Requested By : MITCHIE LEY SALDANHA
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:43:00PM Amt. Paid : 1020.85

L R A 1009499289

Page 2 of 3

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000878
Page No.: 3

MEMORANDUM OF ENCUMBRANCES

ENTRY NO.3041 - MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK FOR THE SUM OF PHP50,000,000.00 IN ACCORDANCE WITH DOC. NO. 189, PAGE NO. 39, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN, DATED APRIL 18, 2005.
DATE OF INSCRIPTION - APRIL 25, 2005 - 2:35 P.M.

(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

ENTRY NO. 5128 - AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 3041 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP100,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC.NO.167, PAGE NO. 35, BK. NO. XVI, S. OF 2005 OF NOT. PUB. FOR MANDALUYONG CITY, CRISTINA C. NGO, DATED JUNE 15, 2005 AND DOC. NO. 467, PAGE NO. 95, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN DATED JUNE 6, 2005,
DATE OF INSCRIPTION - JUNE 17, 2005 - 3:29 P.M.
(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

ENTRY NO. 6284 - SECOND AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 5128 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP400,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC. NO. 498, PAGE 101, BK. NO. XVI, S. OF 2005 OF NOT.PUB.FOR MANDALUYONG CITY, CRISTINA NGO DATED JULY 18, 2005 AND PASIG CITY, STANLEY TAN, PER DOC. NO. 188, PAGE NO. 39, BK. NO. IV, S. OF 2005 DATED JULY 13, 20905.
DATE OF INSCRIPTION - JULY 19, 2005 - 1:55 P.M.

(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

CARRIED OVER FROM TCT NOS. 136450, 136453 AND 136456

RAYMOND G. RAMOS
Register of Deeds

Entry No.: 2011002201 Date: March 11, 2011 11:32 am

REAL ESTATE MORTGAGE : /OMNIBUS LOAN AND SECURITY AGREEMENT-IN FAVOR OF BANCO DE ORO UNIBANK,INC.-TRUST AND INVESTMENTS GROUP FOR THE SUM OF PHP3,300,000,000.00 IN ACCORDANCE WITH DOC. NO, 331, PAGE NO. 68, BK. NO. XI; S. OF 2010, OF NOT. PUB. FOR PASAY CITY, ATTY. CRISTINE DUGENIO.
DATE OF INSTRUMENT- DEC. 01, 2010

ARNOLD A. BAUTISTA
Acting Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003651 OR No. : 100294824[illegible] Requested By : MITCHIE LEY SALDA[illegible]
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:43:00PM Amt. Paid : 1020.85

LRA 5000443310

Page 3 of 3

LAND REGISTRATION AUTHORITY [illegible]

Judicial Form No. 140
(Revised 2009)

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY
Registry of Deeds for Parañaque City

Transfer Certificate of Title

No. 010-2010000879

IT IS HEREBY CERTIFIED *that certain land situated in* BARANGAY OF TAMBO, CITY OF PARAÑAQUE METRO MANILA, ISLAND OF LUZON., *more particularly bounded and described as follows:*

A PARCEL OF LAND (LOT 2 OF THE CONSOLIDATION-SUBDIVISION PLAN PCS-00-013227, BEING A PORTION OF THE CONSOLIDATION OF LOTS 2-A-4, 2-A-7 & 2-A-10, PSD-00-048847, L.R.C. RECORD NO.) SITUATED IN THE BARANGAY OF TAMBO, CITY OF PARAÑAQUE, METRO MANILA, ISLAND OF LUZON. BOUNDED ON THE SW., ALONG LINE 1-2 BY LOT 2-A-3, (ROAD) PSD-00-048847 (24.00 M. WIDE); ON THE NW., ALONG LINE 2-3 BY LOT 1, AND ON THE SE., ALONG LINE 3-4 BY LOT 5, AND ALONG LINE 4-1 BY LOT 3 ALL OF THE CONSOLIDATION-SUBDIVISION PLAN. BEGINNING AT A POINT MARKED "1" ON PLAN, BEING *(Continued on next page)*

is registered in accordance with the provision of Section 103 of the Property Registration Decree in the name of

Owner: MANILA BAY PARK DEVELOPERS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY PHILIPPINES LAW

Address: 28/F TEKTITE TOWER I EXCHANGE ROAD ORTIGAS, CENTER, PASIG, METRO MANILA . . .

subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting.

IT IS FURTHER CERTIFIED *that said land was originally registered as follows;*

Patent Type:	Special Patent	Original RD :	PARAÃ±AQUE CITY
Patent Date:	04/29/1992	OCT Date:	07 29 1994
Under Act No.:		OCT No:	OCT-289
Volume No:	2	Page No:	89
Original Owner :	P.E.A		

This certificate is a transfer from TRANSFER CERTIFICATE OF TITLE 136450; 136453; 136456(TOTALLY CANCELLED) *by virtue hereof in so far as* the above-described land is concerned.

Entered at Parañaque City, Philippines on the 20th day of APRIL 2010 *at 02:16pm.*

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012002651	OR No. : 1002948249	Requested By : MITCHIE LEY SALDANHA
Date : 3/7/2012	OR Date : Mar 7 2012	
Time : 5:42:22PM	Amt. Paid : 1030.85	

L.R.A 1009493313

Page 1 of 4

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000879
Page No.: 2

TECHNICAL DESCRIPTION *(Continued from Page 1)*

S. 01 DEG. 01'E., 2,334.96 M. FROM BLLM NO. 11, PASAY CAD., THENCE ; N. 02 DEG. 07'W., 97.20 M. TO POINT 2; N. 85 DEG. 52'E., 113.17 M. TO POINT 3; S. 01 DEG. 27'W., 100.63 M. TO POINT 4; S. 87 DEG. 27'W., 106.84 M. TO THE POINT OF BEGINNING, CONTAINING AN AREA OF TEN THOUSAND EIGHT HUNDRED SIXTY THREE (10,863) SQUARE METERS MORE OR LESS. ALL POINTS REFERRED TO ARE INDICATED ON PLAN AND MARKED ON THE GROUND BY : P.S. CYL. CONC. MONS. 15 X 40 CM., BEARINGS, TRUE DATE OF ORIGINAL SURVEY, NOV. 11- DEC. 5, 1988, THAT OF THE CONSOLIDATION-SUBDIVISION DATE OF SURVEY, FEBRUARY 14, 2010, AND APPROVED ON.

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012002661 | OR No. : 1002948249 | Requested By : MITCHIE LEY SALDAÑA
Date : 3/7/2012 | OR Date : Mar 7 2012
Time : 5:43:23PM | Amt. Paid : 1020.85

L.R.A. 009449213

Page 2 of 4

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000879
Page No.: 3

MEMORANDUM OF ENCUMBRANCES

ENTRY NO.3041 - MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK FOR THE SUM OF PHP50,000,000.00 IN ACCORDANCE WITH DOC. NO. 189, PAGE NO. 39, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN, DATED APRIL 18, 2005.
DATE OF INSCRIPTION - APRIL 25, 2005 - 2:35 P.M.

(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

ENTRY NO. 5128 - AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 3041 HAS BEEN AMENDED IN THE SENSE THAT: THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP100,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC.NO.167, PAGE NO. 35, BK. NO. XVI, S. OF 2005 OF NOT. PUB. FOR MANDALUYONG CITY, CRISTINA C. NGO, DATED JUNE 15, 2005 AND DOC. NO. 467, PAGE NO. 95, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN DATED JUNE 6, 2005.
DATE OF INSCRIPTION - JUNE 17, 2005 - 3:25 P.M.

(SGD) RAYMOND G. RAMOS,REGISTER OF DEEDS

ENTRY NO. 6284 - SECOND AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 5128 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP400,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC. NO. 496, PAGE 101, BK. NO. XVI, S. OF 2005 OF NOT.PUB.FOR MANDALUYONG CITY, CRISTINA NGO DATED JULY 18, 2005 AND PASIG CITY, STANLEY TAN, PER DOC. NO. 188, PAGE NO. 39, BK. NO. IV, S. OF 2005 DATED JULY 13, 20905.
DATE OF INSCRIPTION - JULY 19, 2005 - 1:55 P.M.

(SGD) RAYMOND G. RAMOS,REGISTER OF DEEDS

CARRIED OVER FROM TCT NOS. 136450, 136453 AND 136456

RAYMOND G. RAMOS
Register of Deeds

Entry No.: 2011002201 Date: March 11, 2011 11:32 am

REAL ESTATE MORTGAGE : /OMNIBUS LOAN AND SECURITY AGREEMENT-IN FAVOR OF BANCO DE ORO UNIBANK,INC.-TRUST AND INVESTMENTS GROUP FOR THE SUM OF PHP3,300,000,000.00 IN ACCORDANCE WITH DOC. NO. 331, PAGE NO. 68, BK. NO. XI; S. OF 2010, OF NOT. PUB. FOR PASAY CITY, ATTY. CRISTINE DUGENIO.
DATE OF INSTRUMENT- DEC. 01, 2010

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003851	OR No.	: 1002948249	Requested By : MITCHIE LEY SALDAIGA	
Date : 3/7/2012	OR Date	: Mar 7 2012		
Time : 5:43:22PM	Amt. Paid	: 1020.85		

L R A 1002948249

Page 3 of 4

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000879
Page No.: 4

ARNOLD A. BAUTISTA
Acting Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012063851	OR No. : 1002948249	Requested By : MITCHIE LEY SALDANHA	
Date : 3/7/2012	OR Date : Mar. 7 2012		
Time : 5:43:23PM	Amt. Paid : 1020.85		

L.R.A 1000495234

Page 4 of 4

Judicial Form No. 140
(Revised 2006)

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY
Registry of Deeds for Parañaque City

Transfer Certificate of Title

No. 010-2010000880

IT IS HEREBY CERTIFIED *that certain land situated in* BARANGAY OF TAMBO, CITY OF PARAÑAQUE METRO MANILA, ISLAND OF LUZON., *more particularly bounded and described as follows:*

A PARCEL OF LAND (LOT 3 OF THE CONSOLIDATION-SUBDIVISION PLAN PCS-00-013227, BEING A PORTION OF THE CONSOLIDATION OF LOTS 2-A-4, 2-A-7 & 2-A-10, PSD-00-048847, L.R.C. RECORD NO.) SITUATED IN THE BARANGAY OF TAMBO, CITY OF PARAÑAQUE, METRO MANILA, ISLAND OF LUZON. BOUNDED ON THE NW., ALONG LINE 1-2 BY LOT 2, ON THE SE., ALONG LINE 2-3 BY LOT 4/ BOTH OF THE CONSOLIDATION-SUBDIVISION PLAN; ON THE SE., ALONG LINE 3-4 BY LOT 6, PCS-00-006191 (BELLE AVENUE); AND ON THE SW., ALONG LINE 4-1 BY LOT 2-A-3, (ROAD) PSD-00-048847 (24.00 M. WIDE). *(Continued on next page)*

is registered in accordance with the provision of Section 103 of the Property Registration Decree in the name of

Owner: MANILA BAY PARK DEVELOPERS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY PHILIPPINES LAW

Address: 28/F TEKTITE TOWER I EXCHANGE ROAD ORTIGAS, CENTER, PASIG, METRO MANILA . . .

subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting.

IT IS FURTHER CERTIFIED *that said land was originally registered as follows:*

Patent Type:	Special Patent	Original RD :	PARAÃ±AQUE CITY
Patent Date:	04/29/1992	OCT Date:	07 29 1994
Under Act No.:		OCT No:	OCT-289
Volume No:	2	Page No:	89
Original Owner :	P.E.A		

This certificate is a transfer from TRANSFER CERTIFICATE OF TITLE 136450; 136453; 136456(TOTALLY CANCELLED) *by virtue hereof in so far as.* the above-described land is concerned.

Entered at Parañaque City, Philippines on the 20th *day of* APRIL 2010 *at* 02:16pm.

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003621 OR No. : 1000348249 Requested By : MITCHIE LEY SALDA165A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:43:42PM Amt. Paid : 1020.85

LRA 0000485719

Page 1 of 3

Judicial Form No. 140
(Revised 2000)

TCT No.: 010-2010000880
Page No.: 2

TECHNICAL DESCRIPTION *(Continued from Page 1)*

BEGINNING AT A POINT MARKED "1" ON PLAN, BEING S. 01 DEG. 01'E., 2,334.98 M. FROM BLLM NO. 11, PASAY CAD., THENCE ; N. 87 DEG. 27'E., 106.84 M. TO POINT 2; S. 01 DEG. 27'W., 92.02 M TO POINT 3; S. 83 DEG. 45'W., 101.36 M. TO POINT 4; N. 02 DEG. 08'W., 98.35 M. TO THE POINT OF BEGINNING, CONTAINING AN AREA OF NINE THOUSAND EIGHT HUNDRED SEVENTY THREE (9, 873) SQUARE METERS MORE OR LESS. ALL POINTS REFERRED TO ARE INDICATED ON PLAN AND MARKED ON THE GROUND BY P.S. CYL. CONC. MONS. 15 X 40 CM., BEARINGS, TRUE DATE OF ORIGINAL SURVEY, NOV. 11- DEC. 6, 1969, THAT OF CONSOLIDATION-SUBDIVISION DATE OF SURVEY, FEBRUARY 14, 2010, AND APPROVED ON,

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012002851 OR No. : 1002948240 Requested By : MITCHIE LEY SALDAÑA
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:53:42PM Amt. Paid : 1620.85

L.R.A 1002493318

Page 2 of 3

Judicial Form No. 140
(Revised 2000)

TCT No.: 010-2010000880
Page No.: 3

MEMORANDUM OF ENCUMBRANCES

Entry No.: 2011002201

Date: March 11, 2011 11:32 am

REAL ESTATE MORTGAGE : OMNIBUS LOAN AND SECURITY AGREEMENT-IN FAVOR OF BANCO DE ORO UNIBANK, INC.-TRUST AND INVESTMENTS GROUP FOR THE SUM OF PHP3,300,000,000.00 IN ACCORDANCE WITH DOC. NO. 331, PAGE NO. 68, BK. NO. XI; S. OF 2010, OF NOT. PUB. FOR PASAY CITY, ATTY. CRISTINE DUGENIO DATE OF INSTRUMENT- DEC. 01 2010

ARNOLD A. BAUTISTA
Acting Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003851 OR No. : 1002948249 Requested By : MITCHIE LEY SALDANA
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:43:42PM Amt. Paid : 1020.85

LRA 1000485317

Page 3 of 3

Judicial Form No. 149
(Revised 2009)

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY
Registry of Deeds for Parañaque City

Transfer Certificate of Title

No. 010-2010000881

IT IS HEREBY CERTIFIED *that certain land situated in* BARANGAY OF TAMBO, CITY OF PARAÑAQUE METRO MANILA, ISLAND OF LUZON., *more particularly bounded and described as follows:*

A PARCEL OF LAND (LOT 4/ OF THE CONSOLIDATION-SUBDIVISION PLAN PCS-00-013227, BEING A PORTION OF THE CONSOLIDATION OF LOTS 2-A-4, 2-A-7 & 2-A-10, PSD-00-048847, L.R.C. RECORD NO.) SITUATED IN THE BARANGAY OF TAMBO, CITY OF PARAÑAQUE, METRO MANILA, ISLAND OF LUZON. BOUNDED ON THE SE., ALONG LINE 1-2 BY LOT 1, PCS-00-006191 (ROXAS BOULEVARD WATER CHANNEL); AND ALONG LINE 2-3 BY LOT 6, PCS-00-006191 (BELLE AVENUE); AND ON THE NW., ALONG LINE 3-4 BY LOT 3, AND ALONG LINE 4-1 BY LOT 5 (CANAL) BOTH OF THE SUBDIVISION PLAN. BEGINNING AT A POINT *(Continued on next page)*

is registered in accordance with the provision of Section 103 of the Property Registration Decree in the name of

Owner: MANILA BAY PARK DEVELOPERS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY PHILIPPINES LAW

Address: 28/F TEKTITE TOWER I EXCHANGE ROAD ORTIGAS, CENTER, PASIG, METRO MANILA . . .

subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting.

IT IS FURTHER CERTIFIED *that said land was originally registered as follows:*

Patent Type:	Special Patent	Original RD :	PARA±AQUE CITY
Patent Date:	04/29/1992	OCT Date:	07 29 1994
Under Act No.:		OCT No:	OCT-289
Volume No:	2	Page No:	89
Original Owner :	P.E.A		

This certificate is a transfer from TRANSFER CERTIFICATE OF TITLE 136450; 136453; 136456(TOTALLY CANCELLED) *by virtue hereof in so far as the above-described land is concerned.*

Entered at Parañaque City, Philippines on the 20th *day of* APRIL 2010 *at* 02:16pm.

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 2 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003851	OR No. : 1002948249	Requested By : MITCHIE LEY SALDAÑA
Date : 3/7/2012	OR Date : Mar 7 2012	
Time : 5:43:56PM	Amt. Paid : 1020.85	

L R A 1009495219

Page 1 of 2

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000881
Page No.: 2

TECHNICAL DESCRIPTION *(Continued from Page 1)*

MARKED "1" ON PLAN, BEING S. 03 DEG. 56'E., 2, 334.60 M. FROM BLLM NO. 11, PASAY CAD., THENCE ; S. 01 DEG. 27'W., 91.24 M. TO POINT 2; S. 83 DEG. 45'W., 12.11 M. TO POINT 3; N. 01 DEG. 27'E., 92.02 M. TO POINT 4; N. 87 DEG. 27'E., 12.03 M. TO THE POINT OF BEGINNING, CONTAINING AN AREA OF ONE THOUSAND ONE HUNDRED (1, 100) SQUARE METERS MORE OR LESS. ALL POINTS REFERRED TO ARE INDICATED ON PLAN AND MARKED ON THE GROUND BY: P.S. CYL. CONC. MONS. 15 X 40 CM., BEARINGS, TRUE DATE OF ORIGINAL SURVEY, NOV. 11- DEC. 5, 1968, THAT OF THE CONSOLIDATION-SUBDIVISION DATE OF SURVEY, FEBRUARY 14, 2010, AND APPROVED ON,

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 2 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012002651 OR No. : 1002948249 Requested By : MITCHIE LEY SALDANA
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:43:58PM Amt. Paid : 1020.85

LRA 100949322

Page 2 of 2

Judicial Form No. 140
(Revised 2009)

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY
Registry of Deeds for Parañaque City

Transfer Certificate of Title

No. 010-2010000882

IT IS HEREBY CERTIFIED *that certain land situated in* BARANGAY OF TAMBO, CITY OF PARAÑAQUE METRO MANILA, ISLAND OF LUZON., *more particularly bounded and described as follows:*

A PARCEL OF LAND (LOT 5 OF THE CONSOLIDATION-SUBDIVISION PLAN PCS-00-013227, BEING A PORTION OF THE CONSOLIDATION OF LOTS 2-A-4, 2-A-7 AND 2-A-10, PSD-00-048847, L.R.C. RECORD NO.) SITUATED IN THE BARANGAY OF TAMBO, CITY OF PARAÑAQUE, METRO MANILA, ISLAND OF LUZON. BOUNDED ON THE SE., ALONG LINE 1-2 BY LOT 4, (CANAL), ON THE NW., ALONG LINE 2-3 BY LOT 2, AND ALONG LINE 3-4 BY LOT 6 (CANAL) ALL OF THE CONSOLIDATION-SUBDIVISION PLAN; AND ON THE SE., ALONG LINE 4-1 BY LOT 1, PCS-00-008191 (ROXAS BOULEVARD WATER CHANNEL). BEGINNING AT A POINT *(Continued on next page)*

is registered in accordance with the provision of Section 103 of the Property Registration Decree in the name of

Owner: MANILA BAY PARK DEVELOPERS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY PHILIPPINES LAW

Address: 28/F TEKTITE TOWER I EXCHANGE ROAD ORTIGAS, CENTER, PASIG, METRO MANILA . . .

subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting.

IT IS FURTHER CERTIFIED *that said land was originally registered as follows:*

Patent Type:	Special Patent	Original RD :	PARAÃ±AQUE CITY
Patent Date:	04/29/1992	OCT Date:	07 29 1994
Under Act No.:		OCT No:	OCT-289
Volume No:	2	Page No:	89
Original Owner :	P.E.A		

This certificate is a transfer from TRANSFER CERTIFICATE OF TITLE 136450; 136453; 136456(TOTALLY CANCELLED) *by virtue hereof in so far as the above-described land is concerned.*

Entered at Parañaque City, Philippines on the 20th *day of* APRIL 2010 *at* 02:16pm.

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012000289	OR No. : 1002781721	Requested By : RAUL PALMA
Date : 1/5/2012	OR Date : Jan 5 2012	
Time : 1:15:19PM	Amt. Paid : 1229.82	

LRA 1008777959

Page 1 of 3

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000882
Page No.: 2

TECHNICAL DESCRIPTION *(Continued from Page 1)*

MARKED "1" ON PLAN, BEING S. 03 DEG. 56'E., 2, 334.80 M. FROM BLLM NO. 11, PASAY CAD., THENCE ; S. 87 DEG. 27'W., 12.03 M. TO POINT 2; N. 01 DEG. 27'E., 100.83 M. TO POINT 3; N. 85 DEG. 52'E., 12.06 M. TO POINT 4; S. 01 DEG. 27'W., 100.98 M. TO THE POINT OF BEGINNING, CONTAINING AN AREA OF ONE THOUSAND TWO HUNDRED NINE (1, 209) SQUARE METERS MORE OR LESS. ALL POINTS REFERRED TO ARE INDICATED ON PLAN AND MARKED ON THE GROUND BY P.S. CYL. CONC. MONS. 15 X 40 CM., BEARINGS, TRUE; DATE OF ORIGINAL SURVEY, NOV. 11- DEC. 5, 1988, THAT OF THE CONSOLIDATION-SUBDIVISION DATE OF SURVEY, FEBRUARY 14, 2010, AND APPROVED ON,

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012000280 OR No. : 1002751721 Requested By : RAUL PALMA
Date : 1/9/2012 OR Date : Jan 5 2012
Time : 1:15:19PM Amt. Paid : 1229.82

LRA 1006777983

Page 2 of 3

Judicial Form No. 140
(Revised 2000)

TCT No.: 010-2010000882
Page No.: 3

MEMORANDUM OF ENCUMBRANCES

ENTRY NO.3041 - MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK FOR THE SUM OF PHP50,000,000.00 IN ACCORDANCE WITH DOC. NO. 189, PAGE NO. 39, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN, DATED APRIL 18, 2005.
DATE OF INSCRIPTION - APRIL 26, 2005 - 2:35 P.M.

(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

ENTRY NO. 5128 - AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 3041 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP100,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC.NO.167, PAGE NO. 35, BK. NO. XVI, S. OF 2005 OF NOT. PUB. FOR MANDALUYONG CITY, CRISTINA C. NGO, DATED JUNE 15, 2005 AND DOC. NO. 467, PAGE NO. 95, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN DATED JUNE 6, 2005.
DATE OF INSCRIPTION - JUNE 17, 2005 - 3:25 P.M.

(SGD) RAYMOND G. RAMOS,REGISTER OF DEEDS

ENTRY NO. 6284 - SECOND AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 5128 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP400,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC. NO. 498, PAGE 101, BK. NO. XVI, S. OF 2005 OF NOT.PUB.FOR MANDALUYONG CITY, CRISTINA NGO DATED JULY 18, 2005 AND PASIG CITY, STANLEY TAN, PER DOC. NO. 188, PAGE NO. 39, BK. NO. IV, S. OF 2005 DATED JULY 13, 20905.
DATE OF INSCRIPTION - JULY 19, 2005 - 1:55 P.M.

(SGD) RAYMOND G. RAMOS,REGISTER OF DEEDS

CARRIED OVER FROM TCT NOS. 136450, 136453 AND 136456

RAYMOND G. RAMOS
Register of Deeds

Entry No.: 2010005507 Date: July 9, 2010 1:34 pm

PARTIAL RELEASE : OF REAL ESTATE MORTGAGE ANNOTATED UNDER ENTRY NO.3041, 5128, & 6284 IN ACCORDANCE WITH DOC. NO. 25, PAGE NO. 6, BK. NO. I, S. OF 2010, OF NOT. PUB. FOR MAKATI CITY, BENJAMIN B. MATA.
DATE OF INSTRUMENT-JUNE 28, 2010

ARNOLD A. BAUTISTA
Deputy Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012000283 OR No. : 1002781721 Requested By : RAUL PALMA
Date : 1/6/2012 OR Date : Jan, 6 2012
Time : 1:15:19PM Amt. Paid : 1229.82

L.R.A.2000773882

Page 3 of 3

Judicial Form No. 140
(Revised 2009)

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY
Registry of Deeds for Parañaque City

Transfer Certificate of Title

No. 010-2010000883

IT IS HEREBY CERTIFIED *that certain land situated in* BARANGAY OF TAMBO, CITY OF PARAÑAQUE METRO MANILA, ISLAND OF LUZON., *more particularly bounded and described as follows:*

A PARCEL OF LAND (LOT 6 OF THE CONSOLIDATION-SUBDIVISION PLAN PCS-00-013227, BEING A PORTION OF THE CONSOLIDATION OF LOTS 2-A-4, 2-A-7 AND 2-A-10, PSD-00-048847, L.R.C. RECORD NO.) SITUATED IN THE BARANGAY OF TAMBO, CITY OF PARAÑAQUE, METRO MANILA, ISLAND OF LUZON. BOUNDED ON SE., ALONG LINE 1-2 BY LOT 1, PCS-00-006191 (ROXAS BOULEVARD WATER CHANNEL); AND ALONG LINE 2-3 BY LOT 5 (CANAL); ON THE NW., ALONG LINE 3-4 BY LOT 1 BOTH OF THE CONSOLIDATION-SUBDIVISION PLAN; AND ALONG LINE 4-1 BY LOT 8, PCS-00-006191 (ASEANA BOULEVARD); BEGINNING AT A *(Continued on next page)*

is registered in accordance with the provision of Section 103 of the Property Registration Decree in the name of

Owner: MANILA BAY PARK DEVELOPERS, INC. A CORPORATION DULY ORGANIZED AND EXISTING UNDER AND BY PHILIPPINES LAW

Address: 28/F TEKTITE TOWER I, EXCHANGE ROAD ORTIGAS, CENTER, PASIG, METRO MANILA . . .

subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting.

IT IS FURTHER CERTIFIED *that said land was originally registered as follows:*

Patent Type:	Special Patent	Original RD :	PARAÃ±AQUE CITY
Patent Date:	04/29/1992	OCT Date:	07 29 1994
Under Act No.:		OCT No:	OCT-289
Volume No:	2	Page No:	89
Original Owner ;	P.E.A		

This certificate is a transfer from TRANSFER CERTIFICATE OF TITLE 136450; 136453; 136456(TOTALLY CANCELLED) *by virtue hereof in so far as* the above-described land is concerned.

Entered at Parañaque City, Philippines on the 20th day of APRIL 2010 *at* 02:18pm.

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012000289 | O/R No. : 1002781721 | Requested By : PAUL PALMA
Date : 1/6/2012 | O/R Date : Jan 6 2012
Time : 1:14:59PM | Amt. Paid : 1229.82

L.R.A 1000P77953

Page 1 of 3

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000583
Page No.: 2

TECHNICAL DESCRIPTION *(Continued from Page 1)*

POINT MARKED "1" ON PLAN, BEING S. 04 DEG. 28'E., 2,127.08 M. FROM BLLM NO. 11, PASAY CAD., THENCE ; S. 01 DEG. 27'W., 107..78 M. TO POINT 2; S. 85 DEG. 52'W., 12.06 M. TO POINT 3; N. 01 DEG. 27'E., 107.33 M. TO POINT 4; N. 83 DEG. 46'E., 12.10 M. TO THE POINT OF BEGINNING, CONTAINING AN AREA OF ONE THOUSAND TWO HUNDRED NINETY (1, 290) SQUARE METERS MORE OR LESS. ALL POINTS REFERRED TO ARE INDICATED ON PLAN AND MARKED ON THE GROUND BY: P.S. CYL. CONC. MONS. 15 X 40 CM., BEARINGS; TRUE; DATE OF ORIGINAL SURVEY, NOV. 11- DEC. 5, 1988, THAT OF THE CONSOLIDATION-SUBDIVISION DATE OF SURVEY, FEBRUARY 14, 2010, AND APPROVED ON,

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012000259 OR No. : 1002781721 Requested By : RAUL PALMA
Date : 1/6/2012 OR Date : Jan 5 2012
Time : 3:14:59PM Amt. Paid : 1229.63

L.R.A 1000777054

Page 2 of 3

Judicial Form No. 140
(Revised 2009)

TCT No.: 010-2010000883
Page No.: 3

MEMORANDUM OF ENCUMBRANCES

. : ENTRY NO.3041 - MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK FOR THE SUM OF PHP50,000,000.00 IN ACCORDANCE WITH DOC. NO. 189, PAGE NO. 39, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN, DATED APRIL 18, 2005.
DATE OF INSCRIPTION - APRIL 25, 2005 - 2:35 P.M.

(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

ENTRY NO. 5128 - AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 3041 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP100,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC.NO.167, PAGE NO. 35, BK. NO. XVI, S. OF 2005 OF NOT. PUB. FOR MANDALUYONG CITY, CRISTINA C. NGO, DATED JUNE 15, 2005 AND DOC. NO. 467, PAGE NO. 95, BK. NO. III, S. OF 2005 OF NOT. PUB. FOR PASIG CITY, STANLEY TAN DATED JUNE 6, 2005.
DATE OF INSCRIPTION - JUNE 17, 2005 - 3:25 P.M.

(SGD) RAYMOND G. RAMOS,REGISTER OF DEEDS

ENTRY NO. 6284 - SECOND AMENDMENT OF MORTGAGE - IN FAVOR OF BANCO DE ORO UNIVERSAL BANK INSCRIBED UNDER ENTRY NO. 5128 HAS BEEN AMENDED IN THE SENSE THAT THE PRINCIPAL OBLIGATION HAS BEEN INCREASED TO PHP400,000,000.00 SUBJECT TO THE TERMS AND CONDITIONS ON THE ORIGINAL MORTGAGE IN ACCORDANCE WITH DOC. NO. 496, PAGE 101, BK. NO. XVI, S. OF 2005 OF NOT.PUB.FOR MANDALUYONG CITY, CRISTINA NGO DATED JULY 18, 2005 AND PASIG CITY, STANLEY TAN, PER DOC. NO. 188, PAGE NO. 39, BK. NO. IV, S. OF 2005 DATED JULY 13, 20905.
DATE OF INSCRIPTION - JULY 19, 2005 - 1:55 P.M.

(SGD) RAYMOND G. RAMOS, REGISTER OF DEEDS

CARRIED OVER FROM TCT NOS. 136450, 136453 AND 136456

RAYMOND G. RAMOS
Register of Deeds

Entry No.: 2010005507 Date: July 9, 2010 1:34 pm

PARTIAL RELEASE : OF REAL ESTATE MORTGAGE ANNOTATED UNDER ENTRY NO.3041, 5128, & 6284 IN ACCORDANCE WITH DOC. NO. 25, PAGE NO. 6, BK. NO. I, S. OF 2010, OF NOT. PUB. FOR MAKATI CITY, BENJAMIN B. MATA.
DATE OF INSTRUMENT-JUNE 28, 2010

ARNOLD A. BAUTISTA
Deputy Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 3 page(s).

This is a system-generated Certified True Copy, and does not require a manually-affixed signature.

Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012002289 OR No. : 1002781721 Requested By : RAUL PALMA
Date : 1/6/2012 OR Date : Jan 5 2012
Time : 1:14:59PM Amt. Paid : 1229.82

LRA 1008777959

Page 3 of 3

Judicial Form No. 109
(Revised January 19[illegible])

Book 683
Page 52

No. 342796

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY

REGISTRY OF DEEDS FOR THE PARAÑAQUE, METRO MANILA

Transfer Certificate of Title

No. -136452-

IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Parañaque, Metro Manila, Phils. particularly bounded and described as follows:

A PARCEL OF LAND (Lot 2-A-6 of the subd. plan Psd-00-048847, being a porti[on] of Lot 2-A Psd-00-046488, LRC Rec. No.), situated in the Brgy. of Tambo, M[un.] of Parañaque, Prov. of Metro Manila, Is. of Luzon. Bounded on the NW., alo[ng] line 1-2 by Lot 2-A-2 on the NE., along line 2-3 by Lot 2-A-3 by Lot 2-A-3 (Road), on the SE., along line 3-4 by Lot 2-A-9; and on the SW., along line 4-1 by Lot 2-A-5, all of the subd. plan. Beginning at a point marked "1" on plan, being S. 1 deg. 08'W., 2242.92 m. from BLLM No. 1, Pasay City, (over)

is registered in accordance with the provisions of section 103 of the Property Registration Decree in the name of*

MANILA BAY PARK DEVELOPERS, INC., A CORP. duly organized and existing under and by virtue of the Phil. laws subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting, and/or

IT IS FURTHER CERTIFIED that said land was originally registered on the 29th day of July in the year nineteen hundred and 94 in Registration Book No. 2 page 89 of the Office of the Register of Deeds of Parañaque as Original Certificate of Title No. 289 pursuant to a Special patent, in the name of P.E.A. granted by the President of the Philippines, on the 29th day of April in the year nineteen hundred and 92 under Act No. 141

This certificate is a transfer from Transfer Certificate of Title No. 135241/T-677 which is cancelled by virtue hereof in so far as the above described land is concerned.

Entered at Parañaque, Metro Manila Philippines, on the 20th day of July in the year nineteen hundred and ninety-eight at 11:55 a.m.

OFELIA N. ABUEL-STA. MARIA
(Register of Deeds)

28th Flr., Tektite Tower I, Exchange Road, Ortigas, Center Pasig MM.
(Owner's Postal Address)

*State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

EXAMINED BY
[illegible]

It is hereby certified that this is a true electronic copy of the document on file in Parañaque City, which consists of 5 page(s).
This is a system generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City, Requested By: MITCHIE LEY SALDANA

Ref. No. : 2012013841 OR No. : 1003960333
Date : 9/13/2012 OR Date : Sep 12 2012
Time : 8:30:51AM Amt. Paid : 1053.86

Page 1 of 5

MEMORANDUM OF ENCUMBRANCES

(When necessary use this page for the continuation of the technical description)

Entry No. Cont. of TD

thence; N. 85 deg. 40'E., 58.00 m. to point 2; S. 2 deg. 07'E., 96.57 m. to point 3; S. 85 deg. 57'W., 58.01 m. to point 4; N. 2 deg. 07'W., 97.31 m. to the point of beginning, containing an area of FIVE THOUSAND SIX HUNDRED TWENTY ONE (5621) SQ. M., more or less. All points referred to are indicated on the plan and are marked on the ground by PS cyl. conc. mons., 15 x 40 cm., bearings true; date of original survey Nov. 11-Dec. 5, 1988, and that of the amd. survey, March 9-28, 1998, approved June 17, 1998/ x-x-x-x-x

OFELIA M. ABUEG STA. MARIA
Register of Deeds

No. 126 - NOTICE OF LEVY - issued by LIBERATO M. CARABEO, ... Parañaque City Hall, that a Warrant of Levy has been issued pursuant to the ...ions of Sec. 258 of the Local Gov't. Code of 1991 (R.A. 7160) and served upon the herein described property ...
... of inscription - 11/... ...:2x a.m.

OFELIA ... STA. MARIA
Register of Deeds

No. 127 - WARRANT OF LEVY - issued by LIBERATO M. CARABEO ... Parañaque City Hall, Warrant of Levy is hereby ... over the herein ...ed property pursuant to Sec. 258 of the Local Gov't. Code of 1991 (R.A. 7160) for ... of 12,650,510 covering the year periods from ... to ...
... of instrument - ...
... of inscription - ... 1:2x a.m.

MICROFILMED ON
DATE JUL ... 1997
ROLL NO. ... 125
BY: ...

OFELIA ... STA. MARIA
Register of Deeds

(Memorandum of Encumbrances continued on Page .... -B)
(Technical Description continued on Additional Sheet .... Page .... -)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Parañaque City, which consists of 5 page(s).
This is a system generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City. Requested By: MITCHIE LEY SALDA1AA

Ref. No. : 2012013451   OR No. : 1003060523
Date : 9/13/2012   OR Date : Sep 12 2012
Time : 8:32:31AM   Amt. Paid : 1050.85

LRA 1012244482

Page 2 of 5
LAND REGISTRATION AUTHORITY CCT FORM

Page ________ -B

(Continuation of the Memorandum of Encumbrances from Page ______ -A)

(Continued on Page ______ -C)

It is hereby certified that this is a true electronic copy of the document on file in Parañaque City, which consists of 5 page(s).
This is a system generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City. Requested By: MITCHIE LEY-SALDAIAA

Ref. No. : 2012613641   OR No. : 1200060623
Date : 9/13/2012   OR Date : Sep 12 2012
Time : 8:30:31AM   Amt. Paid : 1050.85

Page 3 of 5

(Continuation of the Memorandum of Encumbrances from Page ______ –B)

(Continued on Additional Sheet ______ Page ______) ______ Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Parañaque City, which consists of 5 page(s).
This is a system generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City. Requested By: MITCHIE LEY SALDANA

Ref. No. : 2012013441 OR No. : 1003950523
Date : 9/13/2012 OR Date : Sep 12 2012
Time : 8:30:31AM Amt. Paid : 1050.85

Page 4 of 5

TCT No.: 010-138452
Page No.: 5

MEMORANDUM OF ENCUMBRANCES

Entry No.: 2012006938 Date: August 15, 2012 10:42 am

LIFTING OF LEVY : ISSUED BY JUANITA M. ALCORDO, ASST. CITY TREASURER OF PARAÑAQUE CIY, THE NOTICE OF LEVY ANNOTATED UNDER ENTRY NO. 126 & 127 ARE HEREBY LIFTED, IN ACCORDANCE WITH DOC. NO. 42, PAGE NO. 9, BOOK NO. 193, SERIES OF 2012, OF NOT.PUB. FOR PARAÑAQUE CITY, ATTY. TOMAS F. DULAY, JR. DATE OF INSTRUMENT JULY 20, 2012

RAYMOND G. RAMOS
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Parañaque City, which consists of 5 page(s)
This is a system generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City. Requested By: MITCHIE LEY SALDA1AA

Ref. No.	: 2012013441	OR No.	: 1003960623
Date	: 9/13/2012	OR Date	: Sep 12 2012
Time	: 8:32:31AM	Amt. Paid	: 1050.95

Page 5 of 5

ANNEX B-1 TO B-3

TRANSFER CERTIFICATES OF TITLE FOR THE SSS LAND

Judicial Form No. 140
(Revised January 2000)

Book 632
Page 99

No. [illegible]

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY

REGISTRY OF DEEDS FOR THE PARAÑAQUE CITY

Transfer Certificate of Title

No. -166290-

IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Parañaque MM., Philippines, more particularly bounded and described as follows:

A parcel of land (Lot 2-A-1 of the subd. plan Psd-00-045847, being a portion of Lot 2-A Psd-00-046483 LRC Record No.), situated in the Brgy. of Tambo, Mun. of Parañaque, Prov. of Metro Manila, Island of Luzon. Bounded on the SE., along line 1-2 by Lot 2-A-5 of the subd. plan, on the SW., along line 2-3 by Lot 2-B (Central Blvd.) on the NW., along line 3-4 by Lot 2-E, both of Psd-00-046488 along line 4-5 by Lot 8, Pcs-00-006191, (Aseana Blvd.), and on the NE., along line 5-1 by Lot 2-A-2 of the subd. plan. Beginning at a point - -

is registered in accordance with the provisions of section 103 of the Property Registration Decree in the name of*

SOCIAL SECURITY SYSTEM, a government owned and controlled corp. created under Rep. Act No. 1161, as amended subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting, and to

IT IS FURTHER CERTIFIED that said land was originally registered on the 29th day of July in the year nineteen hundred and 94 in Registration Book No. 2 page 29, of the Office of the Register of Deeds of Parañaque as Original Certificate of Title No. 329, pursuant to a Special patent, in the name of P.E.A. granted by the President of the Philippines, on the 29th day of April in the year nineteen hundred and 93 under Lot No. 141.

This certificate is a transfer from Transfer Certificate of Title No. 150447/T-683 which is cancelled by virtue hereof in so far as the above described land is concerned.

Entered at Parañaque City Philippines, on the 5th day of December in the year two thousand and five at 2:20 p.m.

[signature] ... ARGUELLES
(Register of Deeds)

SSS Building East Ave., Quezon City
(Owner's Postal Address)

*State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No.	: 2012003850	OR No.	: 1002948250	Requested By : METCHIE LEY SALDA165A
Date	: 3/7/2012	OR Date	: Mar 7 2012	
Time	: 5:40:47PM	Amt. Paid	: 1032.85	

L R A 1009485189

Page 1 of 4

Page .... -A

MEMORANDUM OF ENCUMBRANCES

(When necessary use this page for the continuation of the technical description)

Entry No Cont. of [illegible]

marked "1" on plan, being S. 1 deg. 03'E., 2242.92 m. from BLLM No. 1, [illegible] City, thence S. 30 deg. 35'W., 80.72 m. to point 2; N. 7 deg. 30'W., 44.[illegible] m. to point 3; N. 35 deg. 07'E., [illegible].95 m. to point 4; S. 8[illegible] deg. 45'E., [illegible].75 m. to point 5; S. 2 deg. 03'E., 98.6[illegible] m. to the point of beginning, containing an area of SIX THOUSAND NINE HUNDRED SIXTY FOUR (6,964) SQ. M. more or less. All points referred to are indicated on the plan and are marked on the ground by PS cyl. conc. mons., 15 x 60 cm., except points [illegible] by Old PS cyl. conc. mons., 15 x 60 cm., bearings true; date of original survey, Nov. [illegible], Dec. [illegible], 1963 and that of the subd. survey Mar. [illegible], 19[illegible], approved June 17, 1[illegible]. x x

x x x x x

[illegible] Register of Deeds

(Memorandum of Encumbrances continued on Page .... -B)
(Technical Description continued on Additional Sheet .... Page .... -)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2312003850 OR No. : 1002048250
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:40:47PM Amt. Paid : 1032.85

Requested By : MITCHIE LEY SALDA165A

LRA 1009495[illegible]

Page 2 of 4

Page .... -B

(Continuation of the Memorandum of Encumbrances from Page ——— -A)

(Continued on Page .... -C

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012203850 OR No. : 1002048250 Requested By : MITCHIE LEY SALDA165A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:40:47PM Amt. Paid : 1032.85

Page 3 of 4

Page .... –C

(Continuation of the Memorandum of Encumbrances from Page .... –B)

(Continued on Additional Sheet ...., Page ....)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012033850 OR No. : 1002948250 Requested By : MITCHIE LEY SALDA165A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:40:47PM Amt. Paid : 1032.85

LRA 5909495592

Page 4 of 4

Judicial Form No. 109
(Revised January 2000)

Book 832
Page 91

No. 2699706

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY

REGISTRY OF DEEDS FOR THE PARAÑAQUE CITY

Transfer Certificate of Title

No. -166891-

IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Parañaque MM., Philippines more particularly bounded and described as follows:

A parcel of land (Lot 2-A-2 of the subd. plan Psd-00-048847, being a portion of Lot 2-A Psd-00-046485 LRC Record No.), situated in the Brgy. of Tambo, Mun. of Parañaque, Prov. of Metro Manila, Island of Luzon. Bounded on the SW., along line 1-2 by Lot 2-A-1 of the subd. plan; on the NW., along line 2-3 by Lot SPcs-00-006191 (Aseana Blvd.), on the NE., along line 3-4 by lot 2-A-3 (Road), and on the SE., along line 4-1 by Lot 2-A-6 of the subd. plan. Beginning at a point marked "1" on plan, being S. 1 deg. 08'W., 3242.92 m. – –

is registered in accordance with the provisions of section 103 of the Property Registration Decree in the name of*

SOCIAL SECURITY SYSTEM, a government owned and controlled corp. created under Rep. Act No. 1161, as amended subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting, and to

IT IS FURTHER CERTIFIED that said land was originally registered on the 29th day of July in the year nineteen hundred and 94 in Registration Book No. 8, page 49, of the Office of the Register of Deeds of Parañaque as Original Certificate of Title No. 255, pursuant to a Special patent, in the name of P.Ekek granted by the President of the Philippines, on the 23th day of April in the year nineteen hundred and 92 under Act No. 141.

This certificate is a transfer from Transfer Certificate of Title No. 136448/T-683 which is cancelled by virtue hereof in so far as the above described land is concerned.

Entered at Parañaque City Philippines, on the 5th day of December in the year two thousand and five at 2:20 p. m.

[signature] . ACOSTA III
(Register of Deeds)

SSS Building East Ave., Quezon City
Owner's Postal Address

*State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003850 OR No. : 1002048250 Requested By : MITCHIE LEY SALDA165A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:41:08PM Amt. Paid : 1032.85

LRA 1006495393

Page 1 of 4

Page .... –A

MEMORANDUM OF ENCUMBRANCES

(When necessary use this page for the continuation of the technical description)

Entry No. Cont. of TD

from BLLM No. 1, Pasay City, thence N. 2 deg. 05'W., 98.64 m. to point 2; S. 55 deg. 45'E., 58.14 m. to point 3; S. 2 deg. 05'E., 101.[illegible] m. to point 4; S. 85 deg. 40'W., 55.00 m. to the point of beginning, containing an area of FIVE THOUSAND EIGHT HUNDRED [illegible] (5,[illegible]) SQ. METERS, more or less. All points referred to are indicated on the plan and are marked on the ground by PS cyl. conc. mons., 15 x 40 cm., bearings true; date of original survey, [illegible] 5, 1985 and that of the subd. survey, March [illegible], 1995, approved on June 1995. x x x

[illegible] RAMOS
Register of Deeds

(Memorandum of Encumbrances continued on Page .... –B)
(Technical Description continued on Additional Sheet .... Page ....)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003850 OR No. : 1060948250
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:41:06PM Amt. Paid : 1032.86

Requested By : MITCHIE LEY SALOA165A

LRA 1009495194

Page 2 of 4

Page .... –B

(Continuation of the Memorandum of Encumbrances from Page ——— A)

(Continued on Page .... –C

....)
Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No.	: 2012003350	OR No.	: 1002948250	Requested By : MITCHE LEY SALDAÑA
Date	: 3/7/2012	OR Date	: Mar 7 2012	
Time	: 5:41:03PM	Amt. Paid	: 1032.65	

L R A 000495555

Page 3 of 4

Page C

(Continuation of the Memorandum of Encumbrances from Page ....—B)

(Continued on Additional Sheet .... Page ....)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003850 OR No. : 1002048250
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:41:08PM Amt. Paid : 1032.85

Requested By : MITCHIE LEY SALDA155A

LRA 1009455396

Page 4 of 4

Judicial Form No. 110
(Revised January 2000)

Book 3??
Page 9?

No. 7099737

REPUBLIC OF THE PHILIPPINES
DEPARTMENT OF JUSTICE
Land Registration Authority
QUEZON CITY

REGISTRY OF DEEDS FOR THE PARAÑAQUE CITY

Transfer Certificate of Title

No. -166292-

IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Parañaque MM., Philippines, more particularly bounded and described as follows:

A parcel of land (Lot 2-A-5 of the subd. plan Psd-00-046547, being a portion of Lot 2-A Psd-00-046483, LRC Rec. No.), situated in the Brgy. of Tambo, Mun. of Parañaque, Prov. of Metro Manila, Is. of Luzon. Bounded on the NE., along line 1-2 by Lot 2-A-6, on the SE., along line 2-3 by Lot 2-A-8 both of the subd. plan, on the SW., along line 3-4 by Lot 2-B (Central Blvd.) Psd-00-046483 and on the NW., along line 4-1 by Lot 2-A-4 of the subd. plan, Beginning at a point marked "1" on plan, being S. 1 deg. 03'W., 1?4?.93 m. - -

is registered in accordance with the provisions of section 103 of the Property Registration Decree in the name of *

SOCIAL SECURITY SYSTEM, a government owned and controlled corp. created under Rep. Act. No. 1161 asamended subject to the provisions of the said Property Registration Decree and the Public Land Act, as well as to those of the Mining Laws, if the land is mineral, and subject, further, to such conditions contained in the original title as may be subsisting, and to

IT IS FURTHER CERTIFIED that said land was originally registered on the 29th day of July in the year nineteen hundred and 94, in Registration Book No. 4, page 59, of the Office of the Register of Deeds of Parañaque, as Original Certificate of Title No. 339, pursuant to a Special patent, in the name of R.P.S. granted by the President of the Philippines, on the 29th day of April, in the year nineteen hundred and 92, under Act No. 141

This certificate is a transfer from Transfer Certificate of Title No. 136454/P-553 which is cancelled by virtue hereof in so far as the above described land is concerned.

Entered at Parañaque City Philippines, on the 9th day of December in the year two thousand and five, at 2:20 p. m.

[illegible] R. RAMOS U.H.
Register of Deeds

SSS Bldg., East Ave., Quezon City
(Owner's Postal Address)

*State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003850 OR No. : 1002948250 Requested By : MITCHIE LEY SALDA165A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:41:30PM Amt. Paid : 1032.85

LRA 1000495197

Page 1 of 4

Page .... -A

MEMORANDUM OF ENCUMBRANCES

(When necessary use this page for the continuation of the technical description)

Entry No. Cont. of TD

from BLLM No. 1, Pasay City, thence S. 2 deg. 07'E., 97.31 m. to pt. 2; S. 85 deg. 45'W., 74.59 m. to point 3; N. 7 deg. 27'W., 93.61 m. to point 4; N. 86 deg.35'E., 80.72 m. to the point of beginning, containing an area of SEVEN THOUSAND FOUR HUNDRED FIFTY (7450) Sq. M., more or less. All points referred to are indicated on the plan and are marked on the ground by PS cyl. conc. mons., 15 x 40 cm., bearings true; date of original survey, Nov. 11-Dec. 5, 1988 and that of the subd. survey Mar. 9-28, 1990 approved June 27, 1990.

[illegible] G. RAMOS
Registrar of Deeds

(Memorandum of Encumbrances continued on Page .... -B)
(Technical Description continued on Additional Sheet .... Page .... -)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s).
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003850 OR No. : 1002048250 Requested By : MITCHIE LEY SALDA165A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:41:30PM Amt. Paid : 1032.85

LRA 1003455198

Page 2 of 4

Page ______ -B

(Continuation of the Memorandum of Encumbrances from Page ______ -A)

(Continued on Page ______ -C ______)

Register of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s)
This is a system-generated Certified True Copy, and does not require a manually-affixed signature.
Issued at Registry of Deeds of Parañaque City.

Ref. No. : 2012003650 OR No. : 1002048250 Requested By : MITCHIE LEY SALDA186A
Date : 3/7/2012 OR Date : Mar 7 2012
Time : 5:41:30PM Amt. Paid : 1032.85

LRA 1000495190

Page 3 of 4

Page ....—C

(Continuation of the Memorandum of Encumbrances from Page ....—B)

(Continued on Additional Sheet .... Page ....)

Registry of Deeds

It is hereby certified that this is a true electronic copy of the document on file in Registry of Deeds of Parañaque City, which consists of 4 page(s)
This is a system-generated Certified True Copy, and does not require a manually-affixed signature
Issued at Registry of Deeds of Parañaque City.

Ref. No.	: 2012003850	OR No.	: 1002948250
Date	: 3/7/2012	OR Date	: Mar 7 2012
Time	: 5:41:30PM	Amt. Paid	: 1032.85

Requested By : MITCHIE LEY SALDA185A

L R A 1008495300

Page 4 of 4

ANNEX C

LOCATIONAL PLAN AND TECHNICAL DESCRIPTION OF THE LAND

Belle Grande Manila Bay

Asean Ave. cor. Roxas Blvd. Parañaque City

Phase 1

Phase 2

LRTA

BELLE GRANDE

MANILA BAY

ANNEX C-1

LAYOUT/PLAN OF THE LAND AND BUILDING STRUCTURES

PHASE 1
BELLE AVENUE

PROJECT LEISURE

BASEMENT FLOOR LEVEL

24 SEPTEMBER 2012

PHASE 1
PHASE 2
ROXAS BOULEVARD WATER CHANNEL
BELLE AVENUE
PHASE 1 LEGEND:
- GAMING
- F&B
- FOH / CIRCULATION
- PLANTROOM/ ELV/ MEP
- BOH/ OFFICE/ TOILET
- ROAD / PARKING
PHASE 2 LEGEND:
-CARPARK
PROJECT LEISURE
GROUND FLOOR LEVEL
24 SEPTEMBER 2012

HUMAN RESOURCES OFFICE
TRAINING ROOM
CASINO MARKETING OFFICE
VIP Services
Non-gaming
ENTERTAINMENT
Security
MEETING ROOM
FINANCE OFFICE
MEETING ROOM
TRAINING ROOM
STORE
LEGEND:
- ADMIN
- PLANTROOM/ ELV/ MEP
-RAMP / VOID
PHASE 1

PROJECT LEISURE

LOWER GROUND MEZZANINE FLOOR

24 SEPTEMBER 2012

ON HOLD AREA
ON HOLD AREA
LEGEND:
IT/ ENGEER'NG
PLANTROOM/ ELV/ MEP
RAMP
PHASE 1

PROJECT LEISURE

UPPER GROUND MEZZANINE FLOOR LEVEL

24 SEPTEMBER 2012

PHASE 1
PHASE 2
SECOND FLOOR LEVEL
ROOM NAME
FOOD AND BEVERAGE
RESTROOM
CAGE
CIRCULATION
RETAIL
ENTRY
LOYALTY COUNTER
ENTERTAINMENT/ BALLROOM
PARKING (PHASE 2)
SECOND FLOOR PLAN

PROJECT LEISURE

SECOND FLOOR LEVEL

AREA SCHEDULE:
CARPARK (137 SLOTS)
PHASE 1

PROJECT LEISURE

SECOND FLOOR MEZZANINE FLOOR LEVEL

24 SEPTEMBER 2012

PHASE 1
PHASE 2
PARKING
AREA SCHEDULE - SECOND FLOOR LEVEL
ROOM NAME
POOL
LANDSCAPING
VIP TOWER / 5-STAR
CIRCULATION
PLANT ROOM MECHANICAL
PLANT ROOM MECHANICAL (PHASE 2)
ROOF DECK (PHASE 2)
CARPARK (PHASE 2)
TOTAL
THIRD FLOOR PLAN

PROJECT LEISURE

THIRD FLOOR LEVEL

PHASE 1
LEGEND:
TOWER 1 - BGS
TOWER 2 - BGS
TOWER 3 - BGS
TOWER 4 - BGS
VIP / 5-
STAR TOWER

PROJECT LEISURE

TYPICAL 5TH-9TH LEVEL

24 SEPTEMBER 2012

LEGEND:
TOWER 1 - BGS
TOWER 2 - BGS
TOWER 3 - BGS
TOWER 4 - BGS
PHASE 1

PROJECT LEISURE

10TH FLOOR LEVEL - BGS TOWER

24 SEPTEMBER 2012

PHASE 1
AREA SCHEDULE
VIP TOWER
PANTRY

PROJECT LEISURE

PENTHOUSE LEVEL

24 SEPTEMBER 2012

PHASE 1

PROJECT LEISURE

ROOF DECK LEVEL

24 SEPTEMBER 2012

PARKING +10.90
PHASE 2
SETBACK LINE
PROPERTY LINE
I
H
G
F
E
D
C
B
A
A'
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22

PROJECT LEISURE

PHASE 2 CARPARK 4th - 6th FLOOR LEVEL

24 SEPTEMBER 2012

ASEAN AVENUE
BELLE AVENUE
WARDROBE

BASEMENT FLOOR PLAN

NON - GAMING AREA

ROXAS BOULEVARD WATER CHANNEL
ASEAN AVENUE
BELLE AVENUE
DROP-OFF
GROUND FLOOR PLAN
NON- GAMING AREA
GAMING AREA

ON HOLD AREA
HUMAN RESOURCES OFFICE
TRAINING ROOM
CASINO MARKETING OFFICE
VIP Services
STORE
ENTERTAINMENT
FINANCE OFFICE
MEETING ROOM
F&B
TRAINING ROOM
LOWER GROUND MEZZANINE
NON- GAMING AREA

SECOND FLOOR MEZZANINE PLAN
NON- GAMING AREA
ASEAN AV

PENTHOUSE FLOOR PLAN

NON- GAMING AREA

GAMING AREA

ASEAN AVENUE
NON- GAMING AREA

ROOF DECK FLOOR PLAN

SECONDARY ROAD
ASEAN AVENUE
MACAPAGAL AVE.
Non Parking area to be handed over by the 31st October 2013
Parking area to be handed over by the 31st March 2014
Plant Room to be handed over by the 31st of January 2014
GROUND FLOOR PLAN
SEAL
DESIGNER
ALBERT S. YU
STRUCTURAL ENGR.
PLUMB./FIRE PRO ENGR. ELECTRICAL ENGR.
MECHANICAL ENGR.
PROJECT TITLE & LOCATION
PROPOSED MIXED USE DEVT.-PHASE 2
LAND OWNER & DEVELOPER
BELLE CORPORATION
SHEET NO.
A
L01-SK

A
B
C
D
E
F
G
G'
H
I
PARKING +4.00/+8.00
2
3
4
5
6
7
8
9
10
11
12
13

Non Parking area to be handed over by the 31st October 2013

Parking area to be handed over by the 31st March 2014

Plant Room to be handed over by the 31st of January 2014

A
B
C
D
E
F
G
G'
H
I
PARKING +3.30
2
3
4
5
6
7
8
9
10
11
12
13

Non Parking area to be handed over by the 31st October 2013

Parking area to be handed over by the 31st March 2014

Plant Room to be handed over by the 31st of January 2014

Non Parking area to be handed over by the 31st October 2013
Parking area to be handed over by the 31st March 2014
Plant Room to be handed over by the 31st of January 2014
SECOND FLOOR PLAN
SEAL
DESIGNER
ALBERT S. YU
STRUCTURAL ENGR.
PLUMB./FIRE PRO ENGR. ELECTRICAL ENGR.
MECHANICAL ENGR.
PROJECT TITLE & LOCATION
PROPOSED MIXED USE DEV'T.-PHASE 2
LAND OWNER & DEVELOPER
BELLE CORPORATION
SHEET NO.
A
L02-SK

PARKING
THIRD FLOOR PLAN
SETBACK LINE
PROPERTY LINE

Non Parking area to be handed over by the 31st October 2013

Night Club area to be handed over by the 31st December 2013

Parking area to be handed over by the 31st March 2014

PARKING
SETBACK LINE
PROPERTY LINE

TYPICAL 4TH-6TH FLOOR PLAN

Non Parking area to be handed over by the 31st October 2013

Parking area to be handed over by the 31st March 2014

ANNEX D

RENTAL PAYMENT SCHEDULE

]

(A)	PHASE 1 OF THE LEASED LAND

(B)	PHASE 2 OF THE LEASED LAND

PHASE 1 OF THE LEASED LAND

Phase 1 of the Leased Land	Rate per sq.m. (₱)	Land Area (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
Closing to December 2012	121
03/01/2013 to 12/2013 (Note 1)	127.05	35,302	4,485,119	44,851,191
01/2014 to 12/2014	133.4	35,302	4,709,287	56,511,442
01/2015 to 12/2015	142.74	35,302	5,039,007	60,468,090
01/2016 to 12/2016	152.73	35,302	5,391,674	64,700,094
01/2017 to 12/2017	168.01	35,302	5,931,089	71,173,068
01/2018 to 12/2018	184.81	35,302	6,524,163	78,289,951
01/2019 to 12/2019	203.29	35,302	7,176,544	86,118,523
01/2020 to 12/2020	223.62	35,302	7,894,233	94,730,799
01/2021 to 12/2021	245.98	35,302	8,683,586	104,203,032

Note 1 The annual rent in the first year is calculated based on assumption of closing date on February 28 2013, but would be subsequently adjusted once the actual closing date is confirmed.

PHASE 2 OF THE LEASED LAND

Phase 2 of the Leased Land	Rate per sq.m. (₱)	Land Area (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
Closing to December 2012	121
03/01/2013 to 12/2013 (Note 1)	127.05	25,839	3,282,845	32,828,450
01/2014 to 12/2014	133.4	25,839	3,446,923	41,363,071
01/2015 to 12/2015	142.74	25,839	3,688,259	44,259,106
01/2016 to 12/2016	152.73	25,839	3,946,390	47,356,686
01/2017 to 12/2017	168.01	25,839	4,341,210	52,094,525
01/2018 to 12/2018	184.81	25,839	4,775,306	57,303,667
01/2019 to 12/2019	203.29	25,839	5,252,810	63,033,724
01/2020 to 12/2020	223.62	25,839	5,778,117	69,337,406
01/2021 to 12/2021	245.98	25,839	6,355,877	76,270,527

Note 1 The annual rent in the first year is calculated based on assumption of closing date on February 28 2013, but would be subsequently adjusted once the actual closing date is confirmed.

(C)	PHASE 1 BUILDING

PHASE 1 BUILDING

Phase 1 Building Non-Gaming Component

Phase 1 Building	Rate per sq.m. (₱)	Retail, Hotel, Back Office, Common Area (sq.m.)	Rate per sq.m. (₱)	Parking + Utilities Area (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
Closing to December 2012		(Note 2)		(Note 2)
03/2013 to 12/2013 (Note 1)	577.50	108,165	157.50	44,197	69,426,095	694,260,950
01/2014 to 12/2014	606.38	108,165	165.38	44,197	72,898,162	874,777,939
01/2015 to 12/2015	648 82	108,165	176.95	44,197	78,000,027	936,000,328
01/2016 to 12/2016	69424	108,165	189.34	44,197	83,460,465	1,001,525,582
01/2017 to 12/2017	763.66	108,165	208.27	44,197	91,805,902	1,101,670,826
01/2018 to 12/2018	840.03	108,165	229.10	44,197	100,987,058	1,211,844,692
01/2019 to 12/2019	924,03	108,165	252.01	44,197	111,085,439	1,333,025,267
01/2020 to 12/2020	1,016.43	108,165	277.21	44,197	122,193,614	1,466,323,370
01/2021 to 12/2021	1,118.08	108,165	304.93	44,197	134,413,689	1,612,964,262

Note 1 The annual rent in the first year is calculated based on assumption of closing date on February 28 2013, but would be subsequently adjusted once the actual closing date is confirmed.

Note 2 The area is based on the GFA schedule agreed on Oct 22 2012. The area and the rental amounts are subject to change based on the verification of GFA schedule during the fit-out stage.

Phase 1 Building Gaming Component

Phase 1 Building	Rate per sq.m. (₱)	Casino (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
Closing to December 2012		(Note 2)
03/2013 to 12/2013 (Note 1)	577.50	20,119	11,618,676	116,186,763
01/2014 to 12/2014	606.38	20,119	12,199,711	146,396,529
01/2015 to 12/2015	648.82	20,119	13,053,558	156,642,692
01/2016 to 12/2016	694.24	20,119	13,967,359	167,608,308
01/2017 to 12/2017	763.66	20,119	15,364,014	184,368,173
01/2018 to 12/2018	840.03	20,119	16,900,496	202,805,956
01/2019 to 12/2019	924.03	20,119	18,590,486	223,085,828
01/2020 to 12/2020	1,016.43	20,119	20,449,474	245,393,686
01/2021 to 12/2021	1,118.08	20,119	22,494,562	269,934,745

Note 1 The annual rent in the first year is calculated based on assumption of closing date on February 28 2013, but would be subsequently adjusted once the actual closing date is confirmed.

Note 2 The area is based on the GFA schedule agreed on Oct 22 2012. The area and the rental amounts are subject to change based on the verification of GFA schedule during the fit-out stage.

(D)	PHASE 2 BUILDING

PHASE 2 BUILDING

Phase 2 Building	Rate per sq.m. (₱)	Retail+FOH/Cir+ Ent Area (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
		(Note 2)
First Handover Date (October 31, 2013) to December 31, 2013 (Note 1)	550.00	15,994	8,796,524	17,593,048
01/2014 to 12/2014	577.50	15,994	9,236,350	110,836,202
01/2015 to 12/2015	606.38	15,994	9,698,248	116,378,972
01/2016 to 12/2016	648.82	15,994	10,377,019	124,524,233
01/2017 to 12/2017	694.24	15,994	11,103,452	133,241,429
01/2018 to 12/2018	763.66	15,994	12,213,734	146,564,804
01/2019 to 12/2019	840.03	15,994	13,435,171	161,222,052
01/2020 to 12/2020	924.03	15,994	14,778,640	177,343,682
01/2021 to 12/2021	1,016.43	15,994	16,256,456	195,077,474
01/2022 to 12/2022	1,118.08	15,994	17,882,214	214,586,565

Note 1 The annual rent in the first year is calculated based on assumption of handover date on October 31 2013, but would be subsequently adjusted once the actual handover date is confirmed.

Note 2 The area is based on the GFA schedule agreed on Oct 22 2012. The area and the rental amounts are subject to change based on the verification of GFA schedule during the fit-out stage.

Phase 2 Building	Rate per sq.m. (₱)	Night Club and Associated Egg Structure (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
		(Note 2)
Second Handover Date (January 01, 2014) to December 31 2014 (Note 1)	577.50	2,484	1,434,510	17,214,120
01/2015 to 12/2015	606.38	2,484	1,506,248	18,074,975
01/2016 to 12/2016	648.82	2,484	1,611,669	19,340,027
01/2017 to 12/2017	694.24	2,484	1,724,492	20,693,906
01/2018 to 12/2018	763.66	2,484	1,896,931	22,763,177
01/2019 to 12/2019	840.03	2,484	2,086,635	25,039,614
01/2020 to 12/2020	924.03	2,484	2,295,291	27,543,486
01/2021 to 12/2021	1,016.43	2,484	2,524,812	30,297,745
01/2022 to 12/2022	1,118.08	2,484	2,777,311	33,327,729

Note 1 The annual rent in the first year is calculated based on assumption of handover date on January 01 2014, but would be subsequently adjusted once the actual handover date is confirmed.

Note 2 The area is based on the GFA schedule agreed on Oct 22 2012. The area and the rental amounts are subject to change based on the verification of GFA schedule during the fit-out stage.

Phase 2 Building	Rate per sq.m. (₱)	Plantroom (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
		(Note 2)
Third Handover Date (January 31, 2014) to December 31 2014 (Note 1)	157.50	2,674	421,183	4,633,017
01/2015 to 12/2015	165.38	2,674	442,256	5,307,071
01/2016 to 12/2016	176.95	2,674	473,196	5,678,354
01/2017 to 12/2017	189.34	2,674	506,329	6,075,951
01/2018 to 12/2018	208.27	2,674	556,951	6,683,418
01/2019 to 12/2019	229.10	2,674	612,655	7,351,856
01/2020 to 12/2020	252.01	2,674	673,920	8,087,041
01/2021 to 12/2021	277.21	2,674	741,309	8,895,713
01/2022 to 12/2022	304.93	2,674	815,438	9,785,252

Note 1 The annual rent in the first year is calculated based on assumption of handover date on January 31 2014, but would be subsequently adjusted once the actual handover date is confirmed.

Note 2 The area is based on the GFA schedule agreed on Oct 22 2012. The area and the rental amounts are subject to change based on the verification of GFA schedule during the fit-out stage.

Phase 2 Building	Rate per sq.m. (₱)	Parking Area (sq.m.)	Monthly Rent (₱) (Exclusive of VAT)	Annual Rent (₱) (Exclusive of VAT)
		(Note 2)
Fourth Handover Date (March 31, 2014) to December 31 2014 (Note 1)	157.50	77,808	12,254,815	110,293,336
01/2015 to 12/2015	165.38	77,808	12,867,945	154,415,339
01/2016 to 12/2016	176.95	77,808	13,768,188	165,218,250
01/2017 to 12/2017	189.34	77,808	14,732,233	176,786,796
01/2018 to 12/2018	208.27	77,808	16,205,145	194,461,741
01/2019 to 12/2019	229.10	77,808	17,825,893	213,910,716
01/2020 to 12/2020	252.01	77,808	19,608,482	235,301,787
01/2021 to 12/2021	277.21	77,808	21,569,253	258,831,032
01/2022 to 12/2022	304.93	77,808	23,726,100	284,713,202

Note 1 The annual rent in the first year is calculated based on assumption of handover date on March 31 2014, but would be subsequently adjusted once the actual handover date is confirmed.

Note 2 The area is based on the GFA schedule agreed on Oct 22 2012. The area and the rental amounts are subject to change based on the verification of GFA schedule during the fit-out stage.